SUBJECT COMPANY:

         COMPANY DATA:
              COMPANY CONFORMED NAME:       FUNDAMENTAL FIXED INCOME FUND
              CENTRAL INDEX KEY:            0000811668
              STANDARD INDUSTRIAL CLASSIFICATION:      []
              IRS NUMBER:                   133076279
              STATE OF INCORPORATION:            MA
              FISCAL YEAR END:              1231

         FILING VALUES:
              FORM TYPE:          PREC14A
              SEC ACT:
              SEC FILE NUMBER:    811-05063
              FILM NUMBER:

         BUSINESS ADDRESS:
              STREET 1:      90 WASHINGTON ST - 19TH FL
              CITY:          NEW YORK
              STATE:         NY
              ZIP:           10006
              BUSINESS PHONE:          2126353000

         MAIL ADDRESS:
              STREET 1:      90 WASHINGTON ST
              STREET 2:      19TH FLOOR
              CITY:          NEW YORK
              STATE:         NY
              ZIP:           10006



     FILED BY:

         COMPANY DATA:
              COMPANY CONFORMED NAME:       FUNDAMENTAL PORTFOLIO ADVISORS
              CENTRAL INDEX KEY:            0000804176
              STANDARD INDUSTRIAL CLASSIFICATION:      []
              IRS NUMBER:                   136828244
              STATE OF INCORPORATION:            DE
              FISCAL YEAR END:              1231

         FILING VALUES:
              FORM TYPE:          PREC14A

         BUSINESS ADDRESS:
              STREET 1:      90 WASHINGTON ST - 19TH FL
              CITY:               NEW YORK
              STATE:              NY
              ZIP:           10006
              BUSINESS PHONE:          2126353000

         MAIL ADDRESS:
              STREET 1:      90 WASHINGTON ST
              STREET 2:      19TH FLOOR
              CITY:               NEW YORK
              STATE:              NY
              ZIP:           10006


  [TYPE]PREC14A
  [DESCRIPTION]PRELIMINARY PROXY STATEMENT



                                      SCHEDULE 14A
                                     (RULE 14A-101)

                         INFORMATION REQUIRED IN PROXY STATEMENT

                                SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                             SECURITIES EXCHANGE ACT OF 1934

    Filed by the  registrant  | |

    Filed by a party other than the registrant |X|

    Check the appropriate box:

    |X| Preliminary  proxy  statement
    |_| Confidential, for Use of the Commission  Only
    |_| Definitive  proxy statement
    |_| Definitive additional materials (as permitted by Rule 14a-6(e)(2)) |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                Fundamental Fixed Income Fund
                    (Name of Registrant as Specified in Its Charter)

                          Fundamental Portfolio Advisors, Inc.
    Name of Person(s) Filing Proxy Statement, if other than the Registrant)

    Payment of filing fee (Check the appropriate box):

   |X|  No fee required.

   |_| Fee computed on table below per Exchange Act Rules 14a- 6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which transaction applies:

         (3)   Per  unit   price  or other  underlying  value of transaction
    computed pursuant to Exchange Act Rule 0-11:

         (4)  Proposed maximum aggregate value of transaction:

         (5)  Total fee paid:

         |_|  Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

         (2)  Form, schedule or registration statement no.:

         (3)  Filing party:

         (4)  Date filed:

    COVER LETTER


        TO:       MR. KENNETH RUPERT
                  SECURITIES AND EXCHANGE COMMISSION

            December 28, 1998

            Dear Mr. Rupert:

                 Please find attached revised preliminary proxy material.



                                               Thank you,

                                               Lance Brofman
                                               Fundamental Portfolio Advisors

                               PRELIMINARY PROXY MATERIALS
                          FOR THE INFORMATION OF THE SECURITIES
                              AND EXCHANGE COMMISSION ONLY

                            FUNDAMENTAL PORTFOLIO ADVISORS, INC.
                                   90 Washington Street
                                 New York, New York 10006

                                                       _______________ , 1999

  Dear Fellow Shareholder:

      A special meeting of shareholders of the Fundamental Funds (the "Shareholders") will be held at __________________________, New York City, New York on ________, 1999 (the "Meeting") to vote on the approval of contracts with Cornerstone Equity Advisors, Inc ("Cornerstone"), to elect Board Members and other proposals more fully described in the enclosed proxy statement.

        Fundamental Portfolio Advisors, Inc. ("FPA") solicits the enclosed proxy to vote AGAINST the election of William J. Armstrong and L. Greg Ferrone ("Ferrone"). Ferrone is the only current Board member. James C. Armstrong ("Armstrong") and Ferrone have been the only board members of the Funds since July 1998. William J. Armstrong was nominated to be a board member by Ferrone and Armstrong. Armstrong's resignation in December 1998, left Ferrone as the only board member. FPA also solicits the enclosed proxy to vote FOR the approval of Investment Advisory Agreements with Cornerstone Equity Advisors, Inc., FOR ratification of the payment of interim advisory fees to Cornerstone, FOR the election of new Board Members, FOR such proposals which may be necessary to accomplish the removal and replacement of the current Board including amending the Articles of Incorporation of Fundamental Funds, Inc., to permit removal of directors without cause and termination of the 12b-1 plans; and FOR a 10-1 reverse stock split for the New York Muni Fund.

        FPA believes that Ferrone's continuation as a Board Member is not in the best interests of the Shareholders for the reasons described in the enclosed Proxy Statement. FPA believes that Armstrong and Ferrone were complicit in, knew of or recklessly disregarded actions and conduct by Tocqueville Asset Management, L.P. ("TAM") that damaged the Funds and TAM's violations of applicable law. Furthermore, the damages to the Funds and the lack of any action to date seeking recovery and restitution from TAM on behalf of the Funds are the result of Armstrong and Ferrone having deprived the Funds' Shareholders of their rights with respect to holding Shareholder meetings and other abuse of process.

     From  May  1998  through January 1999 Armstrong and  Ferrone,  and  then
  Ferrone alone, refused to set or allow to be set a record date and meeting date for a Shareholder meeting despite requests that such a meeting be held from Shareholders holding majorities of the outstanding shares in each Fund. A Shareholder meeting is required when requested by holders of more than 10% of the outstanding shares of any of the Funds. By preventing the Shareholders from holding a meeting, Armstrong and Ferrone were able to install TAM as investment advisor to the Funds on June 1, 1998 for a period of 120 days without Shareholder approval. Rule 15a-4 of the Investment Company act permits a temporary 120-day exemption to the requirement that all investment advisory contracts be approved by a vote of the shareholders. The installation of TAM as the advisor was not in the best interests of Shareholders and against the expressed wishes of the majority of Shareholders. As described in the enclosed Proxy Statement in the section entitled "Recent Events" TAM caused severe damage to the Funds and the Shareholders during that period.

        FPA believes that Armstrong and Ferrone's actions aimed at preventing and delaying meetings of the Funds' Shareholders were not in the interests of Shareholders and were contrary to applicable provisions of the Funds' Prospectuses, Articles of Incorporation, Declarations of Trust and by-laws. Furthermore, Armstrong and Ferrone's actions with regard to the Shareholder meetings violated applicable provisions of Section 16(c) of the Investment Company Act of 1940, Section 206(4) of the Investment Advisors Act of 1940, agreements pursuant to a Federal Court Order and Stipulation dated June 8, 1998, an undertaking entered into with The SEC in 1997 and representations made in the Fundamental Fund's 1990 proxy statement.

       FPA believes that Armstrong and Ferrone's actions and conduct with regard to the Funds' involvement with TAM at minimum were examples of extremely poor judgment and bad faith. Furthermore, FPA believes that some of Armstrong and Ferrone's actions were motivated by malice and in violation of law. In any case, the Funds and their Shareholders were severely damaged by TAM and the removal and replacement of Ferrone should facilitate attempts at recovery of the damages caused by TAM. The background, history and details of TAM's involvement with the Funds and the Tocqueville Transaction are more fully described in the accompanying Proxy Statement.

     Specific  examples  of  how  FPA believes  that  Armstrong  and  Ferrone
  breached  their   fiduciary duty to the Funds, by  placing  their  personal
  agendas ahead of the interests of the Funds' Shareholders include:

            Choosing to spend enormous amounts of the Shareholders money on litigation to prevent Shareholders' meetings that had been requested by Shareholders representing the majority of outstanding shares in each Fund.

            Authorizing TAM to act as investment advisor to the Funds on June 1, 1998 against the expressed wishes of the Shareholders and without there being the required executed investment advisory agreements (thus violating Section 15 of the Investment Company Act), and concealing that fact from the Shareholders, the SEC and the interested board member.

                Their decision in August 1998 to backdate investment advisory agreements with TAM and thus cause the Funds to pay fees to TAM as if investment advisory agreements had been executed on or before June 1, 1998.

                Their  decision in August 1998 to add clauses  to  the
          backdated investment advisory agreements with TAM that were not in the original versions, which retroactively indemnified TAM and limited TAM's liability for losses sustained by the Funds due to securities transactions. This was done after they were informed that TAM had executed transactions (described in the enclosed Proxy Statement) which damaged the Funds. TAM's tenure as interim investment advisor was thus prolonged to the maximum 120 days allowed under Rule 15a-4, despite offers by FPA and other qualified registered investment advisors to replace TAM. This allowed TAM to further damage the Funds.

            Their decisions in August and September 1998 to recklessly disregard TAM's violations of rule 2a-7 under the Investment Company Act of 1940, with regard to the Fundamental Tax-Free Money Market Fund. Rule 2a-7 limits the types and amounts of securities that can be purchased by money market funds. Among the violations of 2a-7 was a purchase of more than thirty three million dollars of a single non-rated private placement security (cusip 6498385B1) on August 14, 1998. Immediately after the purchase, that single issue comprised more than half of the assets of the Money Market Fund.

                We ask you to take the time to consider this important matter and vote now. In order to make sure that your vote is represented, please indicate your vote on the enclosed proxy card and date it. Your prompt response will ensure that your shares are counted at the Meeting. Every vote counts. If you later find that you are able to attend the Meeting in person, you may revoke your proxy at the Meeting and vote in person.

                                          Sincerely,


                                          Lance Brofman, President
                                          Fundamental Portfolio Advisors, Inc.

                      PRELIMINARY PROXY MATERIALS
                 FOR THE INFORMATION OF THE SECURITIES
                      AND EXCHANGE COMMISSION ONLY

                    FUNDAMENTAL FIXED-INCOME FUND
          (Fundamental U.S. Government Strategic Income Fund)
                   (High-Yield Municipal Bond Series)
                     (Tax-Free Money Market Series)

                        THE CALIFORNIA MUNI FUND
                         FUNDAMENTAL FUNDS, INC.
                          (New York Muni Fund)
                             67 Wall Street
                           New York, New York

                            PROXY STATEMENT

        The  enclosed  proxy  is  being solicited on  behalf  of  Fundamental
  Portfolio Advisors, Inc. ("FPA"), which until May 31, 1998 acted as advisor to (i) Fundamental U.S. Government Strategic Income Fund (the "U.S. Fund"), High-Yield Municipal Bond Series and Tax-Free Money Market Series of Fundamental Fixed-Income Fund, (ii) The California Muni Fund, and (iii) Fundamental Funds, Inc. on behalf of its New York Muni Fund series (each, a "Fund" and, collectively, the "Funds"). The Funds are each registered open-end investment companies having their executive office at 67 Wall Street, New York, New York.

        The Board of Directors of the Funds (the "Board" or "Directors") and certain officers and Shareholders of the Funds have called for a meeting of Shareholders of the Funds (the "Shareholders") to be held at __________________________, New York City, New York on ________, 1999 (the
  "Meeting").

        The Meeting has been called for the purpose of voting on proposals as follows:

  I. With respect to each Fund, approving an Investment Advisory Agreement with Cornerstone Equity Advisor' Inc.

  II.Ratification of the payment of interim advisory fees to Cornerstone Equity Advisors, Inc.

  III. Electing Board Members.

  The Meeting has also been called for the purpose of voting on the proposals put forth by FPA, as follows:

  IV. Terminating all plans formed under Rule 12b-1 of the Investment Company Act of 1940 (the "12b-1 Plans").

  V.  Removing the current Board member.

  VI. With respect to the New York Muni Fund series, amend the Articles of Incorporation so that Board members may be removed by a majority of votes cast by Shareholders.

  VII. With respect to the New York Muni Fund series approval of a 10-1 reverse stock split.


  In addition, to transact such other business as may properly come before the meeting or any adjournment thereof.

  FOR THE REASONS DESCRIBED BELOW UNDER "REPLACING BOARD MEMBERS" AND "RECENT EVENTS", FPA SOLICITS YOUR PROXY TO VOTE AGAINST THE ELECTION OF WILLIAM L. ARMSTRONG AND L. GREG FERRONE AS BOARD MEMBERS, AS NOT IN THE BEST INTERESTS OF THE SHAREHOLDERS. FPA ALSO SEEKS THIS PROXY TO VOTE FOR THE FPA PROPOSALS.

        The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Funds or by appearing personally at the Meeting. The submission of a later dated proxy also revokes any prior dated proxies.

        FPA and its owners have a financial interest in the outcome of the voting. FPA's contract to manage the Funds expired on May 31, 1998, and the two independent Board members did not renew or extend the contract. Currently, the Funds are being managed on an interim basis by Cornerstone. Cornerstone has executed a Consulting Agreement and a Software License Agreement with Dr. Brofman (See "LICENSING AND CONSULTING AGREEMENTS") and anticipates that it will acquire by purchase or via the assumption of lease obligations furniture, fixtures, office equipment, computers and software licenses from FPA, Fundamental Service Corporation ("FSC") and Dr. Brofman (See "ADMINISTRATIVE PROCEEDINGS"). All payments pursuant to those agreements ARE TO COME FROM CORNERSTONE AND ARE NOT IN ANY WAY AN EXPENSE OR LIABILITY OF THE FUNDS. Charges pursuant to the Software License
  Agreement began accruing on September 28, 1998. The amounts payable pursuant to the Software License Agreement are obligations of Cornerstone (NOT THE FUNDS)and are not subject to reduction, and thus will remain owing, in the event of any advisory change, assignment, merger or reorganization involving the Funds or any other funds managed by Cornerstone. The charges are subject to reduction due to declines in Funds assets resulting from declines in the market value of the Funds' securities portfolios or certain net shareholder redemptions. Dr. Brofman believes that despite the fact that his primary fiduciary responsibility is to the Funds, were he to continue as a board member, Ferrone would attempt to use his position to interfere with contractual rights and in other ways interfere with the ability of those who have been associated with FPA (including Dr. Brofman) to perform services for Cornerstone or earn a livelihood. Furthermore in 1997 and 1998, FSC and FPA reimbursed the Funds for certain legal expenses by not taking fees otherwise due them. FSC did not take fees due it from the New York Muni Fund in the amount of $51,200 in 1998. FPA and FSC did not take fees due them from the U.S. Government Fund in the amount of $96,077 and $29,560, respectively for the year ended December 31, 1997. FPA and FSC asserted that they elected to forgo these fees to reimburse the Funds for legal expenses pursuant to indemnification. Armstrong and Ferrone have taken the position that forgoing fees did not constitute a reimbursement, but rather was a waiver that Armstrong and Ferrone believe should not be considered a reimbursement. There was no agreement or representation written or otherwise to waive any fees, nor was any fee waiver required during the period in question. FPA believes that almost any individuals other than Armstrong and Ferrone would agree that the book entry transactions authorized by FPA and carried out by the Funds' Custodian Bank and Accounting agent, had the identical effect of reimbursing the Funds, as would have been accomplished by the issuance back and forth of physical checks, or any other payment mechanism. Furthermore FPA believes that any waiver not required or pursuant to a waiver agreement has the identical effect of a reimbursement carried out by the physical exchange of checks. (See "CERTAIN ADDITIONAL INFORMATION ABOUT FPA")

         If the 12b-1 Plan for any Fund is terminated, the new Board of such Fund (or the current Board member if a new Board is not elected) could vote to reinstate the 12b-1 Plan or to adopt a similar Plan. Any such action would require the approval of the majority of Shareholders of such Fund.
  While the 12b-1 plans are in effect, only the current independent Board members may select and nominate any independent Board members. Therefore, termination of the 12b-1 plans is being sought solely to allow the Shareholders to remove and replace the current independent Board members. Since the U.S Government Fund, the High Yield Municipal Bond Series and the Tax-Free Money Market Fund are all series of the Fundamental Fixed Income Fund, the 12b-1 plans must be terminated for all three of those Funds, if trustees of any of those funds are not to be only selected by the current independent board members. Termination of the 12b-1 plans in either one or two but not all three of the series would not remove the requirement that only the current independent board member may select board members for any of the three funds. It is highly likely that a new Board will reinstate the 12b-1 plans and submit them for Shareholder approval.

        COPIES OF EACH FUNDS' FINANCIAL STATEMENTS AS OF JUNE 30, 1998 MAY BE OBTAINED, WITHOUT CHARGE, BY CALLING THE FUNDS' TRANSFER AGENT, FIRSTAR TRUST CO. AT 1-800-225-6864.

       This combined Proxy Statement and proxy card are first being mailed to Shareholders on or about ________, 1999.

                                INTRODUCTION

         Fundamental Portfolio Advisors, Inc. ("FPA") solicits the enclosed proxy to vote AGAINST the election of William J. Armstrong and L. Greg Ferrone ("Ferrone"). Ferrone is the current Board member. William J. Armstrong was nominated to be a board member by Ferrone and James C. Armstrong ("Armstrong"). In the alternative that Ferrone is able to pursue a strategy whereby he continues as a Board Member without the Shareholders having any opportunity to vote upon his re-election or continuance, either by canceling or delaying the above mentioned meeting, or by any other means; then the holders of this proxy are further empowered to take any such action as, in the view of the holders, may be appropriate under applicable law to cause a meeting to occur at which removal of the current director can be voted upon. FPA also solicits this proxy to vote FOR the following:

  1. With respect to each Fund, approving an Investment Advisory Agreement with Cornerstone Equity Advisor' Inc.

  2. Ratification of the payment of interim advisory fees to Cornerstone Equity Advisors, Inc.

  3.  Electing new Board Members.

  4. Terminating all plans formed under Rule 12b-1 of the Investment Company Act of 1940 (the "12b-1 Plans");

  5.  Removing the current Board member;

  FOR NEW YORK MUNI FUND ONLY:

  6. Amend the Articles of Incorporation so that Board members may be removed by a majority of votes cast by Shareholders.

  7.  Approve a 10 for 1 reverse stock split for the New York Muni Fund.

  8. In the event the Meeting does not take place promptly, or is adjourned, to permit the proxy holders to take all action (as described below) in the name of the Shareholders, the President, the Secretary and/or the Board as allowed under applicable law to (a) cause the Meeting to take place and (b) cause the FPA Proposals to be presented and voted upon at the Meeting.



        In addition, to transact such other business as may properly come before the meeting or any adjournment thereof.

        Information about the 12b-1 Plans is provided below in the section entitled "Terminating the 12b-1 Plans".

          The Meeting is being called because the Funds have been operating since June 1, 1998 without an advisory agreement having been approved by a vote of the Shareholders. Rule 15a-4 of the Investment Company Act, permits one to act as investment advisor to a mutual fund without approval by a majority of Shareholders for only 120 days. Upon the expiration of the 120-day period on September 28, 1998, the Funds applied for an exemptive order from the SEC to allow another 120 days, which was granted on November 30, 1998. There is now only one board member. The Declaration of Trust of the California Muni Fund specifies that there shall be no less than three board members. The other Fund's Declarations of Trust and Articles of Incorporation require that there be no less than two board members. All of the Funds require at least two board members for a quorum. Furthermore, holders of shares representing majorities of the outstanding shares in each Fund called for a meeting to be held in May 1998 for the purpose of removing and replacing the disinterested board members. The Funds' Prospectuses state that Shareholders may remove directors from office by a majority of votes entitled to be cast at a meeting of Shareholders and that Shareholders holding 10% or more of the Funds' outstanding stock may call a special meeting of Shareholders. Furthermore the articles of incorporation, declarations of trust, by-laws, undertakings entered into with the Securities and Exchange Commission (the "Commission" or the "SEC") and applicable laws all provided Shareholders the right to call meetings and to remove and replace directors.

        The Meeting is also being called pursuant to a court ordered stipulation, more fully described below, of which provides that:

                As soon as practicable, the Funds will take the necessary steps (i) to call and notice [the Meeting] for the purposes of, among other things, to vote upon the [Tocqueville Transactions] and other issues raised by the Funds' Proxy Material and [this Proxy Statement] and (ii) to take all action necessary to cause the [Meeting] to take place in accordance with applicable law within a reasonable period of time following SEC approval and mailing of the Funds' Proxy Material, not to exceed thirty (30) days. The parties intend and agree that the issues raised by the Funds' Proxy Material and [this Proxy Statement] will be submitted to the Funds' Shareholders for resolution and vote at the [Meeting].

  FPA believes that under applicable state law anyone may solicit a proxy for any Fund.

       FPA presently has no reason to believe the Meeting will not take place promptly or that the Board will not cause the FPA Proposals to be presented at the Meeting. However, with respect to each Fund, in the event that the Fund, or any appropriate officer or director of the Fund, for whatever reason fails to call the Meeting promptly or calls the Meeting and fails to present the Proposals at the meeting, then the holders of this proxy are further empowered to take any such action as, in the view of the holders, may be appropriate under applicable law to compel the Fund, or any appropriate officer or director of the Fund, to cause the Meeting to occur and to cause the FPA Proposals to be brought to a vote of Shareholders. The cost of any such action, including legal fees, shall be initially shall be borne by FPA. FPA reserves the right, however, to request reimbursement from the Fund for such costs, including legal fees.


  The Following table summarizes the various proposals, in terms of which Fund they are applicable to and the voting required for each matter.

                           NY Muni Fund Money Fund High-Yield Cal Muni US Govt
                           ------------ ---------- ---------- -------- -------
  1.  Approval of an Investment   A      A          A          A          A
  Advisory Agreement with Cornerstone
  Equity Advisors, Inc.

  2. Ratification of the Payment  A      A          A           A         A
  of the interim advisory fees to
  Cornerstone Equity Advisors, Inc.

  3. Election of Board Members    C      D          D           C         D

  4. Terminating the 12b-1 plans  B      B          B           B         B

  5. Remove current Board member  B      A          A           B         A

  6. Amend the Articles of        B      NA         NA          NA        NA
  Incorporation so that Board
  Members may be removed by a majority
  Of votes cast by Shareholders

  7. Approve a 10 for 1 reverse   C      NA         NA          NA        NA
  stock split for the NY Muni
  Fund


  A. Requires the affirmative vote of i. 67% of the shares of the Funds present in person at the Meeting or represented by proxy, if holders of more than 50% of the outstanding shares on the record date are present, in person or by proxy, or ii. More than 50% of the outstanding shares on the record date, whichever is less.

  B. Requires the affirmative vote of the majority of outstanding shares.


  C. Requires a plurality of votes cast at the meeting by Shareholders.

  D. Requires a plurality of votes cast at the meeting by Shareholders.
  Shareholders of the Fundamental U.S. Government Strategic Income Fund, High-
  Yield Municipal Bond Series and Tax-Free Money Market Series vote together in the election of trustees of Fundamental Fixed-Income Fund.

  NA.  Matter not applicable to that Fund

                      MATTERS TO BE ACTED ON

        By signing the enclosed Proxy and Ballot card you are voting, FOR amending the Articles of Incorporation of the New York Muni Fund, FOR a 10 to 1 reverse stock split for the New York Muni Fund, FOR terminating all existing 12b-1 Plans, FOR removing the current Board member and FOR electing new Board members, For approval of the contracts with Cornerstone, FOR ratification of the payment of advisory fees to Cornerstone Equity Advisors, Inc. and FOR the proxy holders to take all action in the name of the Shareholders, the President, the Secretary and/or the Board as allowed under applicable law (a) to cause the Meeting to take place and (b) to cause the FPA Proposals to be presented and voted upon at the Meeting.


                                 PROPOSAL NO. 1
                         APPROVAL OF NEW ADVISORY AGREEMENTS

            Section 15 of the 1940 Act requires that each Fund's investment advisory agreement be in writing, and be approved by both (i) the Board Members of the Fund (including a majority of the Board Members who are not parties to the agreement or "interested persons" of any such party ("Independent Board Members")) and (ii) the Fund's shareholders. The agreement can have an initial term of two years, but thereafter must be approved for continuance annually by the Board, including a vote of a majority of the Independent Board Members at an in-person meeting.

            On September 25, 1998, at a Special Board Meeting, the Board Members selected Cornerstone to provide investment advisory services to the Funds during the interim period commencing September 29, 1998 until the earlier of the date of this Meeting or January 27, 1999 (the "Interim Period") and, pending shareholder approval at this Meeting, to provide continuous advisory services to the Funds on a regular basis. Cornerstone was selected following the Boards' decision on May 30, 1998, in connection with its decision to approve Agreements and Plans of Reorganization providing for the transfer of the assets of the Fundamental Funds to newly created series of the Tocqueville Trust, to not renew the Fundamental Funds' advisory agreements with Fundamental Portfolio Advisors, Inc. ("FPA"), and a decision on August 12, 1998, to abandon a proposed reorganization between the Fundamental Funds and The Tocqueville Trust, a registered investment company. See "RECENT EVENTS" below.


  DESCRIPTION OF CORNERSTONE

            Cornerstone  was  organized  as a  Nevada  corporation   in  1997
  and  is  registered  with  the  SEC as an  investment   adviser  under  the

  Investment Advisers Act of 1940, as amended (the "Advisers Act"). Other than the Funds, Cornerstone has approximately $20 million of assets under management. The Funds' assets are being managed by Mr. Stephen C. Leslie, Chairman and Chief Executive Officer of Cornerstone. Mr. Leslie has
  approximately 17 years' experience with fixed-income securities and, specifically, municipal bond portfolios. Neither Cornerstone nor any of its predecessors has acted as an investment adviser to any investment company registered under the 1940 Act other than the Funds. The address of Cornerstone is 67 Wall Street, New York, New York 10005.

            Officers and Directors of Cornerstone. Set forth below are the names and principal occupations of each principal executive officer and director of Cornerstone:

  NAME                         PRINCIPAL OCCUPATION /+/
  - ---------                    -----------------------
  Stephen  C.  Leslie*            Chairman of the Board and  Chief  Executive
  Officer
  James A. De Matteo          President and Director
  G. John Fulvio**              Director and Treasurer.

  /+/  Title with Cornerstone unless otherwise indicated.
  *   Mr. Leslie also serves as President of the Funds.
  ** Mr. Fulvio also serves as Chief Financial Officer of the Funds.

        The address of each of the above principal executive officers and directors of Cornerstone is 67 Wall Street, New York, New York 10005.


                       SUMMARY OF THE NEW ADVISORY AGREEMENTS

            The following is a summary of the terms of each New Advisory Agreement. Shareholders should review the form of New Advisory Agreement (see Exhibit A hereto) for the complete terms of the agreement. Under the New Advisory Agreements, the Funds will receive the same advisory services provided in substantially the same manner and at the same fee levels as the Funds received under the FPA Agreements. Cornerstone is responsible for the overall management of the business affairs and assets of each Fund, subject to the authority of its Board. Cornerstone manages and supervises each Fund's investment portfolio and directs the purchase and sale of its investment securities subject at all times to the policies and control of the Fund's Board.

            Cornerstone pays all of the ordinary  operating  expenses of each
  Fund, including executive salaries and the rental of office space, with the exception of the following, which are to be paid by the Fund: (1)
  charges and expenses for determining from time-to-time, the net asset value of the Fund and the keeping of its books and records, (2) the charges and expenses of any auditors, custodian, transfer agent, plan agent, dividend disbursing agent and registrar performing services for the Fund, (3) brokers' commissions, and issue and transfer taxes, chargeable to the Fund in connection with securities transactions,
  (4) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable by the Fund to federal, state or other governmental agencies, (5) fees and expenses involved in registering and maintaining registrations of the shares of the Fund with the Securities and Exchange Commission and under the securities laws or regulations of states and other jurisdictions, (6) all expenses of shareholders' and Board meetings, and of preparing, printing and distributing notices, proxy statements and all reports to shareholders and to governmental agencies, (7) charges and expenses of legal counsel to the Fund, (8) compensation of those Board Members of the Fund as such who are not affiliated with or interested persons of Cornerstone or the Fund (other than as Board Members), (9) fees and expenses incurred pursuant to the distribution and marketing plan and (10) such nonrecurring or extraordinary expenses as may arise, including litigation affecting the Fund and any indemnification by the Fund of its Board Members, officers, employees or agents with respect thereto. To the extent any of the foregoing charges or expenses are incurred by the Fundamental Funds for the benefit of each of its series, the Fund is responsible for payment of the portion of such charges or expenses which are properly allocable to the Fund.

            For the services it would provide under the terms of the New Advisory Agreements, Cornerstone would receive monthly fees at the same level as those of the FPA Agreements. These fees are noted as follows:

  Fundamental U.S. Government Strategic Income Fund:


  Average Daily Net Asset Value                              Annual Fee
  Payable
  -----------------------------                         ------------------

  Net asset value to $500,000,000                                      .75%
  Net asset value of $500,000,000 or more but less than $1,000,000,000 .72%
  Net asset value of $1,000,000,000 or more                            .70%


  High-Yield Municipal Bond Series:

  Average Daily Net Asset Value                                      Annual
  Fee Payable
  -----------------------------                         ------------------

  Net asset value to $100,000,000                                      .80%
  Net asset value of $100,000,000 or more but less than $200,000,000   .78%
  Net asset value of $200,000,000 or more but less than $300,000,000   .76%
  Net asset value of $300,000,000 or more but less than $400,000,000   .74%
  Net asset value of $400,000,000 or more but less than $500,000,000   .72%
  Net asset value of $500,000,000 or more                              .70%







  Tax-Free Money Market Series; The California Muni Fund; New York Muni Fund:


  Average Daily Net Asset Value                              Annual Fee
  Payable
  -----------------------------                        ------------------

  Net asset value to $100,000,000                                     .50%
  Net asset value of $100,000,000 or more but less than $200,000,000  .48%
  Net asset value of $200,000,000 or more but less than $300,000,000  .46%
  Net asset value of $300,000,000 or more but less than $400,000,000  .44%
  Net asset value of $400,000,000 or more but less than $500,000,000  .42%
  Net asset value of $500,000,000 or more                             .40%


                                PROPOSAL NO. 2
                           RATIFICATION OF PAYMENT OF
                             INTERIM ADVISORY FEES

            As of September 29, 1998, the Boards approved the execution of interim investment advisory agreements (the "Interim Advisory Agreements") between the Funds and Cornerstone whereby Cornerstone agreed to act as interim investment adviser for the Funds for a period of up to 120 days from September 29, 1998, pending shareholder approval of the New Advisory Agreements. Except for their shorter time frame, the Interim Advisory Agreements are identical to the New Advisory Agreements described above in Proposal No. 1. Since September 29, 1998, Cornerstone has been providing investment advisory services to the Funds. However, Cornerstone is seeking shareholder ratification of fees for its services only from the date of the SEC order permitting them to act as an investment adviser to the Fundamental Funds pursuant to written contracts which have not been approved by shareholders of the Funds to the date of the Meeting (the "Interim Advisory Fees"). If shareholders do not ratify the Interim Advisory Fees with respect to a Fund, Cornerstone will be reimbursed for its costs in providing services to the Fund. If shareholders ratify the Interim Advisory Fees, Cornerstone will receive fees that are equal in rate to the New Advisory Agreements (which are the same as the FPA Agreements that were approved by shareholders).



                           SUMMARY OF BOARD DELIBERATIONS

            At  the Special Board Meeting on September 25, 1998,  the Boards,
  after selecting Cornerstone as the new adviser, considered the issue of the Interim Advisory Fees. The Boards stated that it was its intention to have a contract with Cornerstone in effect at all relevant times and that it would be equitable for Cornerstone to receive at least the costs of its services with the possibility of receiving the same fees that the prior advisers for the Funds had received. The Boards also believed that it would be in the best interests of the Funds to have such advisory services available to the Funds during the interim period.


                        RECOMMENDATION OF THE BOARDS and FPA

            In light of these considerations, the Remaining Independent Board Member recommends that shareholders vote "FOR" Proposal No. 2 and ratification of the payment of the Interim Advisory Fees. FPA recommends voting FOR the proposal.

                      VOTE REQUIRED FOR PROPOSAL NO. 2

            Approval of Proposal No. 2 requires the affirmative vote of (i) 67% or more of the shares of the Funds present in person at the Meeting or represented by proxy, if holders of more than 50% of the outstanding shares on the record date are present, in person or by proxy, or
  (ii) more than 50% of the outstanding shares on the record date, whichever is less.

                           PROPOSAL NO. 3
                      ELECTION OF BOARD MEMBERS

  THE NUMBER OF BOARD MEMBERS

       If Ferrone is removed or not re-elected and the board members proposed by FPA are elected, the total number of board members for each fund will be nine, of which six would be "disinterested". Only disinterested board members can receive any fees from the Funds and certain matters require approval by votes of the majority of disinterested board members. In 1989 the Funds' Boards consisted of nine board members, elected by the Shareholders, of which eight were disinterested. Subsequent deaths and resignations have left Armstrong and Ferrone as the only board members. FPA believes that having too few board members can lead to abuses and that much of the damage to the Funds described above may have been prevented or mitigated if there been additional board members at the time. In particular, Armstrong and Ferrone's ability to prevent the Shareholders meetings by spending enormous amounts of the Shareholder's money on litigation and threatening to cause severe damage to the Funds and the Shareholders if attempts were made to exercise the Shareholders rights and remedies with respect to holding a meeting, was facilitated by the fact that there were only two disinterested board members. FPA believes they were at times able to get their way by making specific threats to "engineer" the appointment of a SEC receiver for the Funds by declaring that the directors were hopelessly deadlocked among themselves.

       Stipulation No.1, which was "so ordered" by Judge Richard Owen on June 8, 1998 after agreement to its terms by all parties, as described above, contains a paragraph:

                     9. The Independent Directors will (a) take such action as is necessary pursuant to Maryland General Corporation Law Section 2-602 to insure that the Shareholders of Fundamental Funds, Inc. may vote at the New Special Meeting to amend the Articles of Incorporation to permit the removal of directors without cause; and (b) waive any claim or argument for purposes of the New Special Meeting that Maryland General Corporate Law Section 2-407(a) only permits Shareholders of the Fundamental Funds, Inc. to fill director vacancies resulting from removal by the Shareholders, thus permitting such Shareholders to fill vacancies resulting from resignation or death, as well.

  FPA believes that 9(b) shown above will permit the Shareholders to fill the vacancies that are the result of deaths and resignations as well as replacing the current board member, and that in light of their agreement to Stipulation No. 1, any attempt by the current board member to prevent such action by the Shareholders would be an act of bad faith. In the event that the current board member is removed but, that by changing the authorized number of board members, or by other means, the current board member prevents all of the proposed board members from being elected, it is anticipated that those board members who are elected would then take whatever corporate action is required to cause the other proposed board members to become board members.

        FPA believes that in the interest of fairness, it is imperative that all of the proposed board members, who stood up to the tactics engaged in by those trying to prevent the Shareholders meeting, be afforded the opportunity to serve as board members. We believe that the tactics of the current board members included using Fund resources to harass and intimidate those who sought their removal. An example of what we believe were harassing tactics was their attempt to serve a subpoena to the Hon. Alfred Toker, a Shareholder and proposed board member while he was on the bench and presiding in court. He is a retired New York State Supreme Court Justice who is presently a Judicial Hearing Officer of the N.Y. Supreme Court.

        You are being asked to vote to elect the proposed new board members. If you elect them, they will hold office until their successors have been elected. The proposal to elect these nominees is not contingent upon the proposal to remove the current board members being approved. In other words, some or all of these nominees could be elected to serve as new directors by virtue of their receiving the highest number of votes cast.

        We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Proxies. In addition, We reserve the right to nominate additional nominees to fill any vacant board member positions. Such nominees may or may not be "interested persons" of the Funds.

                      DESCRIPTION OF THE PROPOSED BOARD MEMBERS

  Robert Brandt, Ph.D.

        Consultant to a regional insurance company with regard to certain trading decisions for a portion of the fixed income assets they manage, and formerly a consultant to an investment arm of a financial services company with regard to certain aspects of fixed income trading. Consulting Psychologist engaged in management consulting and organizational development with Vision Action Associates, a management consulting firm. Dr. Brandt is the son of the late Stanley Brandt who served with distinction as a Board Member of the Funds.

  Lance Brofman, Ph.D.

      Founder and former: President, Treasurer and Board Member of New York Muni Fund and California Muni Fund and Chief Portfolio Strategist of the Fundamental Funds. President of FPA. Director of Liberty Petroleum, Inc. Dr. Brofman holds a Ph.D. and an MBA in Economics and Finance from the New York University Graduate School of Business Administration. He is an "interested person" as defined by the 1940 Act by virtue of his affiliation with FPA and his Consulting and Services Agreement with Cornerstone, and is one of the Parties to the ADMINISTRATIVE PROCEEDINGS discussed below. (See ADMINISTRATIVE PROCEEDINGS p___)


    G. John Fulvio

        Treasurer, Cornerstone Equity Advisors, Inc. (4/97 - Present); Partner, Speer & Fulvio (3/87 - 4/97).

  Christian Dan Jensen

        Principal of the Dan Group, an association of independent consultants specializing in corporate strategy, management and sales skill development. Former member board of directors of Alpha Mineral, Inc. Formerly, a product manager for Becton-Dickinson Corporation. Formerly New England Regional Director of Silva International, Inc., Vice President Learning Dynamics, Inc. He is a member of the American Seminar Leaders Association having achieved the designation CSL, Certified Seminar Leader, and is an instructor in the GNYADA-Hofstra University Management Program. He has a degree in management from Clark University. His address is 18 Old Castle Drive, Newtown, CT 06470.

  Stephen C. Leslie

            Chairman and CEO, Cornerstone Equity Advisors, Inc. (6/97 - Present); Partner , Wall Street Capital Group (3/97 - 6/97); Partner, Wall Street Investment Corp. (11/95 - 3/97); Partner, Tucker Anthony Securities (8/95 - 10/95); Senior Vice President, Pryor McClendon Counts & Co. (5/94 - 8/95); Senior Vice President, Siebert Capital Markets (6/93 - 5/94).

  Robert H. Parks, Ph.D.

        Professor of Finance, Lubin (Graduate) School of Business, Pace University, New York, formerly Professor of Finance at Wharton Business School, Managing Director and Chief Economist of Robert H. Parks & Associates, Inc., an Economic and Investment Research Firm for Institutional Investors, formerly Executive Vice President, Chief Economist at Advest Institutional Service, First Vice President and Chief Economist, Blyth Eastman Dillion (now Paine Webber), and Vice President and Chief Economist, duPont Glore Forgan. Dr. Parks is author of: Unlocking the Secrets of Wall Street published in 1998 and The Witch Doctor of Wall Street, published in 1996. His address is 65 North Rockledge Road, Suite 2F, Bronxville, New York 10708.

  Dr. Yvonne Scruggs-Leftwich

        Executive Director and Chief Operating Officer, Black Leadership Forum, Inc.; Director, Joint Center for Political and Economic Studies (1991 - Present). In addition to being a frequent commentator on CNN & Co. and National Public Radio, she has written over 100 publications including a soon to be published book entitled Sound Bites of Protest: Race, Politics and Public Policy.

  The Rev. William M. Taliaferro

         Former Industrial Specialist Westcord Commercial Group, which specializes in the sale and leasing of industrial and commercial properties. Currently serving as a consultant to several churches. He has eighteen years of experience on the Board of Directors of two churches, both as a member and as President. He also conducts seminars as a consultant to the Broward County, Florida Public Defenders Office. From 1980 to 1995 he was Pastor and President of the Board of Trustees of the Church of Religious Science in Ft. Lauderdale, Florida. He served as a member of the Board of Directors and Board of Education of Religious Science International and earned an honorary Doctorate for his contributions to both Boards. His age is 66. His address is 73345 Joshua Tree St., Palm Desert Ca. 92260.

  The Hon. Alfred Toker

       Presently a Judge (Judicial Hearing Officer) of the Supreme Court, New York County. Retired as a Justice of Supreme Court of the State of New York -- 1994. Past Member of the Board of Directors of Village View Housing Corporation. Previously Chief litigating Partner of the law firm of Gwertzman, Pfeffer, Toker and Lefkowitz 1980- 1988. Senior Trial Counsel with the office of the Corporation Counsel of the City of New York, 1954 -- 1979. His address is 71 Thomas St., New York, N.Y. 10013-4310. His age is 74.


  Stock Ownership of the Proposed Board Members

        The number of shares of Common Stock beneficially owned by each proposed Board Member as of ___________, 1998 is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership included any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after ___________, 1998. Unless otherwise indicated each person has sole investment and voting power (or shares such power with his spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

  NAME    NY Muni Fund     Money Fund      Hi-Yield        Cal Muni  US Govt
  - ----  ------------     ---------       --------        --------  -------
  Hon. Alfred Toker
  Robert Brandt(1)
  Lance Brofman (2)
  Christian Jensen
  The Rev. William Taliaferro
  Dr. Yvonne Scruggs-Leftwich

1.   Includes shares held by family  members:
2.   Includes shares held by family  members:

  1998 COMPENSATION OF THE PROPOSED BOARD MEMBERS

  The Proposed Board Members have not previously received compensation from the Funds as board members.

  Expected 1999 Compensation of the Proposed Board Members

         The proposed Board members anticipate receiving the following compensation for their first year as a Board members of the Funds in 1999:

                                         Pension or Retirement
                                          Benefits Accrued  Total Compensation
                                          as Part of Fund    from the Funds
                                      Expenses Paid to Directors
  NAME                   NY Muni Fund Money Fund Hi-Yield Cal Muni US Govt
  - -------------------   --------    -------  --------   ----  -------------
  Hon. Alfred Toker         $16,000  1,600 $200 $1,200  $1,000    0  $20,000
  Robert Parks              $16,000  1,600 $200 $1,200  $1,000    0  $20,000
  Christian Jensen          $16,000  1,600 $200 $1,200  $1,000    0  $20,000
  William Taliaferro        $16,000  1,600 $200 $1,200  $1,000    0  $20,000
  Robert Brandt             $16,000  1,600 $200 $1,200  $1,000    0  $20,000
  Yvonne Scruggs-Leftwich   $16,000  1,600 $200 $1,200  $1,000    0  $20,000



                           PROPOSAL NO.  4
                         TERMINATING THE 12B-1 PLANS

        The 12b-1 Plans are plans of distribution pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Investment Company Act"). The 12b-1 Plans allow the Funds to pay certain promotional and advertising expenses and to compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the shares of the Funds and furnishing other Shareholder services. Payments by each Fund shall not exceed 1/2 of 1% of daily net assets of such Fund, and such amount may not be increased without Shareholder approval. The 12b-1 Plans provide that the Funds' management shall provide quarterly reports on expenditures pursuant to the 12b-1 Plans to directors for their review.

        Each Funds' 12b-1 Plan will terminate on _________, 1998, unless continued by the Funds' Board and the affirmative vote of a majority of the Funds' independent Board members. In approving the 12b-1 Plans, the then directors have determined, in the exercise of their business judgment and in light of their fiduciary duties as directors of the Funds, that there was a reasonable likelihood that the 12b-1 Plans would benefit the Funds and the Shareholders. Each Funds' 12b-1 Plan may only be renewed if the directors of such Fund make a similar determination for each subsequent year.

        While the 12b-1 Plans are in effect, only the current independent Board members may select and nominate any independent Board members. Therefore, the current independent Board members may not be removed unless Shareholders vote FOR the termination of the 12b-1 Plans. Since the U.S Government Fund, the High Yield Municipal Bond Series and the Tax-Free Money Market Fund are all series of the Fundamental Fixed Income Fund, the 12b-1 plans must be terminated for all three of those Funds, if trustees of any of those funds are not to be only selected by the current independent board members. Termination of the 12b-1 plans in either one or two but not all three of the series would not remove the requirement that only the current independent board member may select board members for any of the three funds.

        The California Fund and the New York Muni Fund each has a reimbursement 12b-1 Plan. These Plans do not carry over expenses from year to year, and if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments pursuant to the Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

        Fundamental Fixed-Income Fund has a compensation plan with no carry over provisions.

       If the 12b-1 Plan for any Fund is terminated, the new Board of such Fund (or the current Board if a new Board is not elected) could vote to reinstate the 12b-1 Plan or to adopt a similar plan. Any such action would require the approval of the majority of Shareholders of such Fund. It is highly likely that any new Board will reinstate the 12b- 1 Plans and submit them for Shareholder approval.


                           PROPOSAL NO. 5
                       REMOVING THE BOARD MEMBER

      FPA believes that Ferrone should be removed as a board member because of his conduct relating to: the Tocqueville Transaction and Interpositioning, The Special Meeting of Shareholders and subsequent occurrences described below in "RECENT EVENTS".

       On July 15, 1997, the Boards (consisting of four disinterested and one interested member) unanimously approved the Tocqueville Transactions which, with respect to each Fund, contemplated a merger plan and the transactions contemplated thereby, providing for (i) the transfer of all the assets of the Fund into a New Series of the Tocqueville Trust (the "Tocqueville Trust") in exchange for shares in the New Series; (ii) the pro rata distribution of the shares of the New Series to the Shareholders of the Fund; and (iii) the dissolution of the Fund. The reorganization would also include approval of an entirely new board comprised of persons who are currently trustees of the Tocqueville Trust.

        On January 14, 1998 Mr. Chris Culp, a former officer of both TAM and Tocqueville Securities stated in sworn testimony to the SEC that Tocqueville Securities improperly obtained economic benefit in almost every trade that was conducted by the Tocqueville Government Fund. Armstrong and Ferrone (the only two disinterested board members at that time) were informed of Mr. Culp's testimony and allegations. Armstrong and Ferrone refused Mr. Culp's request that he be allowed to speak with them about the matter and discuss his testimony. Armstrong and Ferrone then refused, and have continued to refuse, to authorize the attorneys representing the Funds (whose law firm also represents the Tocqueville Trust)to investigate the allegations made by Mr. Culp regarding TAM, TS and the Tocqueville Trust.

        In light of (i) FPA's belief that Tocqueville has a policy of interpositioning, (ii) the stated intention of Tocqueville Asset Management, L.P. to restrict the number of exchanges, particularly in connection with so-called "market timing" strategies, and (iii) the demonstrated lack of the necessary expertise to manage the kind of sophisticated assets contained in the Funds' portfolios, Dr. Vincent Malanga, the interested Board member, concluded that the Tocqueville Transaction was not in the best interests of Shareholders and requested the Preliminary Proxy Statement seeking Shareholder approval of the Tocqueville Transaction, which had been submitted to the SEC on October 28, 1997, be revised to reflect his views. Messrs. Armstrong and Ferrone, the Independent Board Members at that time, forbade any mention or disclosure of Mr. Culp's allegations concerning the Tocqueville Government Fund in the Proxy Material filed by the Fund seeking approval of the Tocqueville Transactions.

        On April 17, 1998 FPA filed preliminary proxy material with the Commission opposing the Tocqueville Transactions and calling for a special meeting of Shareholders to be held for the purpose of removing and replacing Messrs. Armstrong and Ferrone, the Independent Board Members. On May 11, 1998 Definitive proxy material was filed by FPA with the Commission. By May 25, 1998 holders of the majority of the outstanding shares in each of the five Fundamental Funds had executed proxies and/or otherwise indicated in writing that they wanted a Shareholders meeting to be held for the purpose of removing the current directors, James C.
  Armstrong and L. Greg Ferrone. A Shareholder meeting is required if requested by holder of more than 10% of the outstanding shares in any of the Funds.

       No such meeting has been held, even though Dr. Malanga as President of the Funds called and noticed a special meeting of Shareholders to be held on May 29, 1998. Messrs. Armstrong and Ferrone have been able to prevent the Shareholders meetings and thus perpetuate themselves in office by: 1. Spending enormous amounts of the Shareholder's money on litigation; 2. Refusing to set or allow to be set a record date and meeting date, despite requests for such a meeting from Shareholders holding majorities of the outstanding shares in each Fund; and 3. Repeatedly threatening to cause severe damage to the Funds and the Shareholders if attempts were made to exercise the Shareholders rights and remedies with respect to holding a meeting.

        Their  specific  threats were to dissipate  the  Funds'  assets  with additional litigation costs, and more ominously to "engineer" the appointment of a S.E.C. receiver for the Funds. The mechanisms by which they purported to be able to "engineer" such a receivership included declaring that the directors were hopelessly deadlocked among themselves. Their taunts that a S.E.C. receivership is "the worst possible thing that could happen to a mutual fund" may not be entirely accurate. However, for an otherwise economically viable complex of no-load open-end mutual funds, with no redemption charges, it was a serious and intimidating threat.

        As further described below in "RECENT EVENTS" On May 26, 1998 Armstrong sought and obtained a temporary restraining order (the "TRO") which prevented the special meeting of Shareholders scheduled to be held on May 29, 1998 from occurring. The plaintiffs in the Action claimed that the TRO was necessary to maintain the status quo and to give the Shareholders an opportunity to vote on the Tocqueville Transaction. At no time was any indication given to the court that it was Armstrong's intention to use the ten-day TRO period to appoint TAM as interim advisor and Tocqueville Securities L.P. distributor for the Funds. The complaint included an affidavit from Armstrong. The affidavit claimed:

          (FPA, Brofman and Malanga) acted so surreptitiously that neither the Funds themselves nor the long-time counsel to the Funds had any idea that preparations for the special meeting were underway

     The truth is that FPA Preliminary Proxy Material was available on EDGAR the SEC electronic system as of April 17, 1998. That FPA was making this filing was known to Mr. Buchwald and Mr. Frischling of Kramer, Levin the long time counsel to the Funds. The Prospectus of each Fund, dated May 1,1998, states in language prepared by the long-term counsel to the Funds:

  Subsequent to the filing with the Securities and Exchange Commission of preliminary proxy solicitation material seeking Shareholder approval of the Agreement and Plan of Reorganization at the special meeting of Shareholders, the Manager filed two preliminary proxy statements with the Securities and Exchange Commission, one opposing the Transaction pursuant to which Tocqueville would assume management of the assets of the Fund; the second, proposing to replace the two independent Board Members of the election of six new nominees to the Fund's Board (in addition to Vincent J. Malanga, a current Board Member).

  There were also published reports of FPA's efforts to remove the directors at a special meeting in the news media including The Wall Street Journal (May 7, 1998) and Bloomberg News Service (April 23, 1998). The Armstrong complaint totally concealed the fact that the Board had set the record date as March 31, 1998 and the location of the special meeting as the Downtown Athletic Club in NYC even though that was indicated in the Proxy material submitted to the SEC by the Funds. Armstrong also claimed in the affidavit that Ferrone intended to resign from the board and that:

          This resignation will leave me as the sole surviving independent board member.

     By preventing the Shareholders from holding a meeting, Armstrong and Ferrone were able to install TAM as investment advisor to the Funds for a period of 120 days without Shareholder approval. Rule 15a-4 of the Investment Company act permits a temporary 120-day exemption to the requirement that all mutual fund investment advisory contracts be approved by a vote of the shareholders. The installation of TAM as the advisor was not in the best interests of Shareholders and against the expressed wishes of the majority of Shareholders. As described in the enclosed Proxy Statement in the section entitled "Recent Events" TAM caused severe damage to the Funds and the Shareholders during that period.

     On May 30, 1998 Armstrong and Ferrone appointed TAM as interim advisor for the Funds from, and transferred the distribution agreements for the Funds from FSC to Tocqueville Securities L.P. ("TS"). Commencing June 1, 1998 TAM became the investment advisor to the Funds. While the attorneys representing the Funds had drafted an interim advisory agreement between the Funds and TAM, the advisory agreement was not executed at that time as TAM refused to sign the agreement. Nevertheless, Armstrong and Ferrone authorized TAM to continue to manage the Funds without there being a signed investment advisory agreement The absence of such an signed agreement was concealed from Dr. Malanga, the Shareholders and the SEC.

        As further described below in "RECENT EVENTS" TAM as the interim advisor to the Funds executed a number of securities transactions that were extremely disadvantageous to the Fund. Securities were sold at prices substantially below their fair-market value as had been indicated by the independent pricing services, and substantially below what FPA believes an investment manger with expertise in the trading of these types of securities could have obtained for them.

        Armstrong and Ferrone refused to authorize any action that could have sought recovery of the damages suffered by the Funds at the hands of TAM. Furthermore, they have taken actions, which may preclude or impede future attempts to recover the damages caused by TAM. In August 1998 Armstrong, Ferrone and TAM executed an investment advisory agreement between TAM and the Funds and backdated it to be effective June 1, 1998. The new agreement differed from the original draft dated June 1, 1998 in that it contained a clause No. 11, which reads:

          11. Liability of Interim Investment Advisor and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder the Interim Investment Advisor or any of its officers, trustees or employees, it shall not be subject to liability to the Fund or to any Shareholder of the Fund for any omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

  The  original  June  1, 1998 version of the Investment  Advisory  Agreement
  contained   no   such  indemnification  or  limitation  of  liability   for
  Tocqueville.

        On September 2, 1998 the Funds filed electronically with the Commission forms NSAR-A which included a copy of the Investment Advisory Agreement (containing clause 11, above), which stated that the agreement is "made as of this 1st day of June, 1998". Upon information and belief, Armstrong and Ferrone authorized the Funds to pay TAM advisory fees covering the period back to June 1, 1998 as if a signed Investment Advisory Agreement had been executed from that date.

        FPA believes that an intended consequence of the filing of the back-dated Investment Advisory Agreement containing the indemnification and limitation of liability clause No. 11 shown above, may have been to convince any party considering action aimed at recovery of the damages to the Shareholders caused by TAM on June 4, 1998 and June 12, 1998, that TAM was relying on the indemnification when it executed the transactions.

        FPA believes that Ferrone either acquiesced to or was recklessly negligent in ignoring the transactions which damaged the U.S. Fund and The New York Muni Fund and TAM's violations of rule 2a-7 under the Investment Company Act of 1940, with regard to the Fundamental Tax-Free Money Market Fund. Ferrone and Armstrong were certainly aware that TAM was acting as an investment advisor to the Funds without having executed written investment advisory agreements and thus was in violation of Section 15(a) of the Investment Company Act of 1940.

      FPA believes that Armstrong and Ferrone had a fiduciary duty to the Funds to prevent or to rectify TAM's actions which harmed the Shareholders and violated applicable law. FPA believes that in light of the repeated warnings about TAM communicated to Armstrong and Ferrone, the failure to prevent the continuation of such activity by TAM constituted willful misfeasance, bad faith, gross negligence and reckless disregard of their fiduciary duties on the part of Armstrong and Ferrone. FPA further believes that Messrs. Armstrong and Ferrone violated Sections 10(b) and 15
  (c) of the Exchange Act, by failing to disclose various material facts concerning the Funds. Among such material facts, were that on June 4, 1998 the U.S. Fund was radically changed from one consistent with the objective as stated in its Prospectus of providing high current income by investing in a portfolio of Government Securities with high current yields to a fund whose portfolio had the lowest yielding securities. This radical portfolio change reduced the dividend yield from above 7.5% to less than 2%.

       The Funds' Statement of Additional Information indicate that Armstrong and Ferrone each received director's fees at the rate of $26,000 per year. FPA believes, based on a survey of published information from sources such as Lipper's, that Ferrone receives more than twice the amount paid to directors or trustees of any other mutual fund or mutual fund group, in the United States with assets of up to the size of the that of the Fundamental Funds. Furthermore, the Funds' Independent Board Members, including Armstrong and Ferrone have historically paid themselves, with the Funds' money, additional sums at the rate of $125 per hour for work done on "special projects". In his May 26, 1998 affidavit Armstrong claimed to have no economic or personal interest, and that Ferrone intended to resign. However, FPA believes, based on statements of former board members, that the directors fees that Armstrong and Ferrone have received from the Funds, as a direct consequence of preventing the Shareholder meeting from occurring, has comprised a significant part of their incomes since that date. For these and other reasons and occurrences described below in "RECENT EVENTS", FPA believes it imperative that Ferrone be removed as a Board Member.

       Approval of the proposal to remove the Board member a Fund requires an affirmative vote by majorities of the outstanding shares of that Fund. Furthermore for the board member to be removed by the Shareholders of any Fund the 12b-1 plan for that Fund must be terminated. With regard to the three series of the Fundamental Fixed Income Fund, the 12b-1 plan for all of those Funds must be terminated for the board member to be removed from any of those Funds.

                         PROPOSAL NO.  6
                 AMENDING THE NEW YORK MUNI FUND ARTICLES OF INCORPORATION

        The current Articles of Incorporation of the New York Muni Fund only allows Shareholders to remove a director prior to the expiration of his or her term of office for cause by the vote of a majority of outstanding voting shares. As part of the Stipulation entered into on June 8, 1998 Armstrong and Ferrone agreed to the take such action as is necessary pursuant to Maryland General Corporation Law Section 2-602 to insure that the Shareholders of Fundamental Funds, Inc. may vote at the New Special Meeting to amend the Articles of Incorporation to permit the removal of directors without cause. On June 17, 1998 the Board approved such an amendment to the New York Muni Fund Articles of Incorporation and recommended that it be approved by the Shareholders.

     PRIOR TO APPROVAL OF THE PROPOSED AMENDMENT Art. 8 (g) of the Articles currently states:

             The stockholders of the Corporation may remove any director of the Corporation prior to the expiration of his term of office for cause, and not otherwise, by the affirmative vote of a majority of all votes entitled to be cast for the election of directors.


   Our proposed amendment seeks to allow directors to be removed prior to the expiration of their term of office without cause, by the vote of a majority of outstanding voting shares.

   AFTER APPROVAL OF THE PROPOSED AMENDMENT IT WILL READ:

            The stockholders of the Corporation may remove and replace any director of the Corporation prior to the expiration of his or her term of office by the affirmative vote of a majority of all votes entitled to be cast for the election of directors.

   Such amendment requires the vote of a majority of the shares entitled to vote for the election of directors.

                           PROPOSAL NO.  7
            APPROVAL OF A 10-1 REVERSE STOCK SPLIT FOR THE NEW YORK MUNI FUND

       The proposed 10-1 reverse stock split will have no effect on the value of any Shareholder's balance or effect the value of any transactions. Transactions involving the purchase or sale of shares of the New York Muni Fund are now conducted with three significant figures. Thus, when the Fund's Net Asset Value per share is below $1.00 the price used for share purchases and sales is rounded to the nearest tenth of a cent. The purpose of the reverse stock split is to have the Fund's Net Asset Value per share expressed in the number of digits after the decimal place so as to be compatible with the NASDAQ reporting system, which feeds data to many media outlets, including most newspapers. Approval of the proposal requires a plurality of the votes cast.

                           RECENT EVENTS

  ADMINISTRATIVE PROCEEDINGS

        Since January, 1995, FPA and the Funds' Board members have cooperated in an investigation conducted by the United States Securities and Exchange Commission (the "SEC") concerning the Fundamental US Government Strategic Income Fund (the "US Fund"), its Trustees, Fundamental Service Corporation ("FSC"), FPA, Dr. Vincent J. Malanga, and Dr. Lance Brofman.

        On or about October 24, 1997, the SEC filed a corrected order instituting public proceedings (the "Administrative Proceeding") pursuant to Section 8A of the Securities Act of 1933, Sections 15(b), 19(h), and
  21C of the Securities Exchange Act of 1934, Sections 9(b) and (f) of the Investment Company Act, and Sections 203(e), (f) and (k) of the
  Investment Advisers Act of 1940 (the "Advisors' Act") against FPA, Dr. Vincent J. Malanga, Dr. Lance Brofman and FSC (the "Respondents").

        The Administrative Proceeding relates to the activities of FPA, which is registered with the SEC pursuant to Section 203(c) of the Advisors' Act since October 17, 1986. FPA was the investment advisor to the US Fund and the other Funds.

        The SEC Division of Enforcement alleges that false and misleading statements were made in the prospectus and sales literature of the US Fund. The Division of Enforcement further alleges that the fund was marketed as a relatively safe and conservative investment, designed to provide "high current income with minimum risk of principal and relative stability of [NAV]"; that as a U.S. government bond fund, interest rate risk posed the greatest risk to the Funds' NAV; that according to the Funds' prospectus and sales materials, the fund sought to limit that risk, and thus to maximize stability of NAV, by limiting the Funds' "duration" to three years or less; that the term "duration" generally refers to the sensitivity of the value of a security or a portfolio of securities to changes in interest rates (although measured in years, an instrument's duration is not necessarily the same as its term to maturity); that duration is a measure of the price sensitivity of a fixed income fund, such as a U.S. government bond fund, to changes in interest rates; that a portfolio with a low duration will be less sensitive to changes in interest rates than a high duration portfolio.

        The Division of Enforcement further alleges that certain antifraud provisions of the federal securities laws were violated because the US Fund was marketed as a safe investment, offering relative stability of NAV ("low volatility"), when it was not; that contrary to the representations in the US Funds' prospectus and sales literature, the US fund had a heightened sensitivity to changes in interest rates, due in large part to its substantial investment in Inverse floating Collateralized mortgage obligations ("inverse floaters"); that further, the US Funds' duration was not limited to three years or less; that when interest rates rose in 1994, the US fund incurred substantial loses; that in 1994, the US Funds' NAV declined approximately 32%, significantly more than almost all other U.S. government bond funds.

        The Division of Enforcement further alleges that this proceeding also involves Drs. Malanga's and Brofman's failure to disclose FPA's soft dollar arrangements to the board of the US Fund and other funds managed by FPA.

        The term "soft dollars" generally describes an arrangement whereby an investment advisor uses commission dollars generated by securities trades executed in advisory client accounts to pay for research, brokerage, or other products, services, or expenses, including soft dollar credits generated by syndicate designations.

        Respondents filed a joint answer denying the SEC's allegations to the extent that they allege any wrongdoing or that they have violated antifraud provisions of the Federal Securities Laws by marketing the US Fund as a safe investment, offering relative stability of NAV and further denying that the US Funds' investment in inverse floaters gave it a heightened sensitivity to changes in interest rates as opposed to other securities in which the US Fund could have appropriately invested. Respondents further denied that the US Funds' duration ever exceeded three years. Respondents further denied that their conduct with respect to soft dollars violated any law or regulation to warrant the proceedings initiated against them.

       In July 1998, the Securities and Exchange Commission accepted an offer of settlement by Dr. Malanga with respect to the ADMINISTRATIVE PROCEEDINGS. Without admitting or denying the allegations, Dr. Malanga agreed not to associate with any investment company for a period of twelve months and not to work in a supervisory capacity for two years and a fine of $25,000.

        An Administrative hearing was held in September 1998, at which Dr. Brofman reiterated his denials of all wrongdoing and his assertion that he did not violate any laws or regulations. Post-hearing filings are to be filed by the parties by April 1999 and an initial decision will be made after May 1999. The range of possible ultimate outcomes of the proceedings includes sanctions which could among other things preclude Dr. Brofman from serving as a Board Member.

  The Funds were not a party to the SEC administrative proceedings.

  Relating to the same allegations, but separately, NASD Regulation, Inc. (the "NASD") entered into a Letter of Acceptance, Waiver and Consent with FSC, the distributor of the US Fund, Dr. Malanga and David P. Wieder that imposed a total of $125,000 in fines and other stipulated sanctions on FSC, Dr. Malanga, and Wieder for distributing advertising materials for the US Fund that the NASD deemed to be false and misleading. All fines have been paid.

        As a stipulated non-monetary sanction FSC agreed that, for a period of three years, FSC will prefile all advertising and sales literature with the NASD's Advertising Department before use, and will retain an outside consultant to report on FSC's compliance policies with respect to advertising and sales literature and other compliance policies. Dr. Malanga has also agreed to a 30 day suspension from associating, in any capacity, with any NASD member firm, which suspension has been completed.

        FSC,  Dr.  Malanga  and the other FSC officer neither   admitted  nor
  denied the allegations and filed a Mitigation Statement in response to the Letter of Acceptance, Waiver and Consent. Neither Dr. Brofman, nor the Funds were parties to the NASD proceedings.

  THE TOCQUEVILLE TRANSACTIONS AND INTERPOSITIONING

        In 1990 the Funds' Boards consisted of nine board members, elected by the Shareholders, of which eight were disinterested. The deaths of four board members and the inability of the remaining board members to agree on any replacements resulted in the number of board members being reduced to five by 1996. By the end of 1996 regulatory problems, the performance of the Funds and the change in the composition of the boards caused by the deaths led some of the disinterested board members to believe that alternative management could be arranged for the Funds.

     On July 15, 1997, the Boards, which then consisted of four disinterested, and one interested member, unanimously approved the Tocqueville Transactions which, with respect to each Fund, contemplated a merger plan and the transactions contemplated thereby, providing for (i) the transfer of all the assets of the Fund into a New Series of the Tocqueville Trust (the "Tocqueville Trust") in exchange for shares in the New Series; (ii) the pro rata distribution of the shares of the New Series to the Shareholders of the Fund; and (iii) the dissolution of the Fund. The reorganization would also include approval of an entirely new board comprised of persons who are currently trustees of the Tocqueville Trust.

        In 1997 Mr. Robert Kleinschmidt the President of TAM and the Tocqueville Trust sent a letter to the trustees of the Tocqueville Trust stating that he believed that Mr. Armstrong would make an excellent addition to the Board of the Tocqueville Trust. A copy of that letter was provided to Mr. Armstrong

        From February 18, 1997 until August 27, 1997, Mr. Christopher P. Culp, an officer of TAM, served on FPA's Investment Advisory Committee as the principal portfolio manager of the Funds. He did so in his capacity as an agent of Fundamental, representing to the Boards that he was working without salary or other compensation from FPA. At the same time, he continued to be employed by Tocqueville. While FPA and the Board knew that Culp was employed by Tocqueville, the Board and FPA were not aware of the interpositioning described below.

        On eight separate occasions between April 17, 1997 and July 24, 1997, Mr. Culp engaged Tocqueville Securities L.P. ("Tocqueville Securities"), an affiliate of Tocqueville Trust, as agent to purchase bonds over-the-counter on behalf of the New York Muni Fund. The normal practice is for mutual funds to buy or sell bonds directly from dealers, without paying a commission. In contrast, institutional investors such as mutual funds normally do pay commissions on common stock transactions executed on stock exchanges or through the NASDAQ system where an exchange member or broker is involved.

        In the instances above, Tocqueville Securities interposed between the New York Muni Fund and the dealer selling the bonds to the Fund. The seller of the bonds was willing and able to sell the securities directly to the Fund (and had done so on prior occasions). Tocqueville
  Securities arranged to have the securities first sold to Tocqueville Securities, which simultaneously sold the securities to the Fund and at higher price. Tocqueville Securities performed no service or function in the transactions except to collect the difference between the price the dealer was willing to sell the securities for and the price the Fund paid. The difference was a mark-up or a commission.

        In each of these occasions the New York Muni Funds' Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which TAM claimed was paid to Mr. Culp) were not justified and that the New York Muni Fund bore unnecessary expense. Based upon a report initiated by
  Tocqueville Securities and prepared by the New York Muni Funds' independent auditors, and upon the Board's own analysis, the Board directed that FPA terminate Mr. Culp's services as a portfolio manager. At the Board's request and in order to reimburse the New York Muni Fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the New York Muni Fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the SEC and the Department of NASD Regulation have been informed of these events by Tocqueville Securities.

        FPA understands that Mr. Culp has testified before the SEC, and believes that in his testimony he stated to the SEC that he engaged in other similar transactions on behalf of the Tocqueville Government Fund. FPA believes that Tocqueville would deny the statements made by Culp. FPA has no knowledge of any proceeding or investigation commenced or planned by the SEC against any Tocqueville entity relating to such activities.

  Views of Former Board Members and the Interested Board Member

    View of Former Board Members

        After consideration, Messrs. James A. Bowers and Clark L. Bullock, then two of the four independent Board members at that time, determined, for the reasons set forth below, that proceeding with the Tocqueville Transactions was not in the best interests of the Funds and their Shareholders.

        A. Lack of Experienced Portfolio Manager. Messrs. Bowers and Bullock's original determination to vote in favor of the Tocqueville Transactions was greatly dependent on the confidence they had in Mr. Culp's ability to manage the portfolio of the New York Muni Fund and the California Muni Fund. During the six month period ending August 27, 1997, Mr. Culp had been managing the portfolios of these Funds and made regular presentations to the Boards at which he described his investment approach and detailed his trading discipline. Messrs. Bowers and Bullock believed that Mr. Culp managed the portfolios well and that, because of his presence, Tocqueville--which otherwise had no experience managing investment companies investing in municipal obligations ("Municipal Bond Funds")-- could properly perform its investment advisory duties on behalf of these Funds after the Tocqueville Transactions became effective. Mr. Culp is no longer employed by Tocqueville. Messrs. Bowers and Bullock believed that Tocqueville had not demonstrated that it had investment professionals with sufficient experience managing Municipal Bond Funds to warrant proceeding with the
  Tocqueville Transactions, although representatives of Tocqueville had indicated their intention to seek to hire such person or persons.

        B.  Excessive  Fees. In connection  with the Board members'  approval of the Tocqueville Transactions at the July 15, 1997 meeting, representatives of Tocqueville and FPA advised the Boards that Tocqueville intended to engage FPA to perform consulting services in connection with the Funds' existing Shareholders and to pay FPA a fee at the rate of .25% annually of the assets of Fund Shareholders remaining after the Tocqueville Transactions became effective. Tocqueville advised the Boards in writing that these fees would be paid only for bona fide services rendered.

        Messrs. Bowers and Bullock believed, at the time of the July 15, 1997 approval, that FPA intended to maintain its organization with staff to service Fund Shareholders. FPA told the Board that FPA intended only to retain the services of its principal Shareholders, Drs. Malanga and Brofman (the Board having determined in December 1996 that Dr. Brofman should have nothing to do with the Funds' operations) and two other employees to perform these functions.

        Messrs. Bowers and Bullock believed it inappropriate for Tocqueville to pay Brofman, Malanga and two other employees an annual fee of approximately $450,000 based on current asset levels for consulting services and that some portion of that amount should be retained by Shareholders in the form of lower management or other fees. The other Board members disagreed.

        C. Failure to Consider Alternatives. In light of the foregoing, Messrs. Bowers and Bullock requested that the Boards attempt to determine whether representatives of another mutual funds complex that had proposed, on or about July 15, 1997, to enter into a transaction with the Funds similar to the Tocqueville Transactions, were interested in pursuing a transaction. The other Board members determined not to do so. Messrs. Bowers and Bullock believe it would have been in the best interests of Shareholders to make this inquiry and seek alternatives to Tocqueville.

        Because of the Board members' failure to act in a manner which Messrs. Bullock and Bowers believed was consistent with Shareholders' interests, Messrs. Bullock and Bowers tendered their resignations as Board members and their resignations were accepted effective November 2 and 3, 1997, respectively. Their resignations left the number of remaining board members at three, of which two were disinterested.

    View of the Former Interested Board Member

        In March of 1998, after reviewing the testimony of Mr. Culp, described above, Dr. Malanga concluded that (i) the Tocqueville Transactions are not in the best interests of the Shareholders, (ii) the independent Board members should investigate fully the allegations which FPA believes Mr. Culp made in his testimony before the SEC, and (iii) because the current Boards have failed to fully investigate the allegations which FPA believes Mr. Culp made, the current Boards should be replaced.


                      THE SPECIAL MEETING OF SHAREHOLDERS

        On April 17, 1998, FPA filed various proxy materials with the SEC seeking the vote of Shareholders (i) to oppose the Tocqueville Transactions, and (ii) to remove the current independent Board members and to elect replacement Board members. Upon learning that the proxy solicitation of the independent Board members regarding the Tocqueville Transactions was at a standstill, FPA filed separate proxy materials with the SEC seeking proxies of Shareholders to vote to call a special meeting
  of   Shareholders  (the  "Special  Meeting"),  and at the Special   Meeting
  (x) to terminate all 12b-1 Plans (as defined below), (y) to remove all current independent Board members and (z) to elect the new Board members (the "Special Meeting Proxy"). On May 11, 1998, the SEC cleared the Special Meeting Proxy and FPA thereafter filed definitive proxy materials for the Special Meeting Proxy.

       Between May 11, 1998 and May 14, 1998, Dr. Malanga, as proxy, took all such action he believed to be required to have the Special Meeting take place on May 29, 1998. Accordingly, on May 14, 1998, Dr. Malanga issued a notice to the Shareholders of the Funds in his name as President of the Funds and in the name of the Secretary of the Funds stating that the Special Meeting would take place on May 29, 1998.

        On approximately May 20, 1998, the independent Board members, through their counsel, communicated to FPA's counsel their objection to the Special Meeting going forth on grounds that the proposals contained in the Special Meeting Proxy should not be voted upon prior to the Shareholders voting on the Tocqueville Transactions. The independent Board members also claimed that the Special Meeting was improperly called, although the exact reasons for such a claim was not communicated. The independent Board members did not communicate any other reason why the Special Meeting should not take place.

        On May 22, 1998, Dr. Malanga, though his counsel, proposed to the independent Board members that, in the spirit of full disclosure to the Shareholders, and to avoid having the Shareholders bear the expense of unnecessary litigation related to the Funds, the following: (a) to adjourn and renotice the Special Meeting to a date not more than twenty-one days from the date initially scheduled to afford the independent Board members (i) to file and clear their own proxy materials opposing the action being solicited by FPA to be voted upon at the Special Meeting, (ii) to file and clear proxy materials seeking such other action which the independent Board members believed to be appropriate to be voted upon at the Special Meeting, and (iii) to disseminate any other information to Shareholders which the
  independent   Board   members  believed to be  appropriate  to  enable  the
  Shareholders to vote on all relevant issues; (b) to have the independent Board members withdraw all objection, if any, regarding FPA's proxy materials and the manner in which the Special Meeting was called; and (c) until such time as the Special Meeting takes place and the Shareholders vote, to have the assets of the Funds managed by an independent third party, John Hsu Capital, Inc., through a sub-advisory agreement or such other arrangement which the independent Board members deemed appropriate (the "May 22 Proposal").

       The two independent Board members did not accept the May 22 Proposal and in response threatened to bring a lawsuit to enjoin the Special Meeting from taking place, without articulating the basis for such a lawsuit. On May 26, 1998, Dr. Malanga agreed to adjourn the Special Meeting without date to enable the independent Board members and FPA, in the spirit of full disclosure to the Shareholders, while attempting to keep the expenses of litigation related to the Funds at a minimum, to adjourn the Special Meeting to allow the Tocqueville Transactions to be voted upon at the same time the Shareholders would be asked to vote on the items contained in the Special Meeting Proxy.

        On May 26, 1998 Armstrong stated in a sworn affidavit that he had no personal interest in the Tocqueville Transaction and that Ferrone had no interest in continuing indefinitely as a board member. On May 27, 1998, notwithstanding Dr. Malanga's agreement to adjourn the Special Meeting, Mr. Armstrong, but not Mr. Ferrone, commenced an action in the name of the Funds against FPA and Drs. Malanga and Brofman in the United States District Court for the Southern District of New York (the "Special Meeting Action"), claiming that the Special Meeting was improperly called, and obtained a temporary order signed by Judge Richard Owen preventing the Special Meeting from taking place. The plaintiffs in the Special Meeting Action claimed that the temporary order was necessary to maintain the status quo and to give the Shareholders an opportunity to vote on the Tocqueville Transaction. At no time was any indication given to the court that it was Armstrong's intention to use the temporary order period to transfer control of the Funds from FPA to TAM.

    The temporary order was obtained without FPA or Dr. Malanga or Dr. Brofman being heard on the issue.

        On May 30, 1998, the Funds' Boards met for the purpose of, among other things, choosing a Manager for the Funds. FPA offered to continue to act as Manager for the Funds without a contract, on a quantum meruit basis. FPA communicated to the Board that it was the most qualified to act as interim Manager because, if nothing else, it was most familiar with the Funds' portfolio. Bull & Bear Advisors, Inc. also offered to act as interim Manager. At the May 30th meeting, the Boards instead appointed Tocqueville Asset Management L.P. as interim Manager.

        Commencing June 1, 1998 TAM became the investment advisor to the Funds. On June 2, 1998 Armstrong and Ferrone elected Robert W. Kleinschmidt as President of the Funds and Mr. Kieren Lyons as Vice President and Chief Financial Officer of the Funds. Kleinschmidt and Lyons hold similar offices in the Tocqueville Trust. While, Kramer, Levin, the attorneys representing simultaneously: The Funds, Mr. Armstrong and The Tocqueville Trust had
  drafted an interim advisory agreement between the Funds and TAM, the advisory agreement was not executed at that time as TAM refused to sign the agreement. Nevertheless, Armstrong and Ferrone authorized TAM to continue to manage the Funds without there being a signed investment advisory agreement, in violation of Section 15(a) of the Investment Company Act of 1940. The absence of a signed agreement was not disclosed in any of the supplements to the Funds' Prospectuses including those dated June 1, 1998 and June 3, 1998. The absence of a signed investment advisory agreement was also concealed from Dr. Malanga, a Board Member at that time.

       FPA believes that the Special Meeting Action was based on speculation and misstatements of fact and law. FPA also believes that the Special Meeting Action was precipitous and unnecessary, especially in light of FPA's May 22 Proposal and FPA's willingness to adjourn the Special Meeting without any judicial intervention. FPA believes that, as a matter of cost, the Special Meeting Action was not in the best interests of the Shareholders

         Sufficient votes were received pursuant to the Special Meeting Proxy to carry and pass each of the proposals contained in the Special
  Meeting Proxy. Had the independent Board members not blocked the Special Meeting from taking place, the independent Board members would have been removed.

       At the June 2, 1998 Board meeting Dr. Malanga proposed and Mr. Ferrone seconded a motion to set a record date for a new special meeting of Shareholders at which the FPA proposals and the Tocqueville Transaction could be voted upon. After Mr. Lyons stated that Tocqueville wanted to delay the setting of such a record date until Tocqueville was able to change the composition of those Shareholders eligible to vote, Armstrong and Ferrone defeated the motion. FPA believes that this and other conduct by Armstrong and Ferrone with regard to the setting of a record date for a special meeting of Shareholders, either in collusion with Mr. Lyons, in collusion with other parties, or not in collusion with any other party but with the intent to influence, affect or manipulate the outcome of a vote by Shareholders, constituted violations of Section 206(4) of the Investment Advisors Act.

        On June 4, 1998, TAM liquidated most of the portfolio of the U.S. Fund, resulting in a loss of approximately $1 million and reducing its NAV by approximately 7.2%. FPA had previously advised the independent Board members that it believed TAM was not qualified to manage the Funds. All of the sales were to a Utah-based securities firm. There were no significant redemptions or any other reasons to raise cash at that time. The transaction prices and settlement terms of these sales were extremely disadvantageous to the Fund. Most of the securities were sold at prices substantially below their fair-market value as had been indicated by the independent pricing services, and substantially below what FPA believes an investment manger with expertise in the trading of these types of securities could have obtained for them. The possibility does exist that for some or all of the securities, the prices provided by the independent pricing upon which the net asset value of the Fund was being calculated, may have been too high. In that case, the prices received by TAM might have been fair. However, the prices at which TAM sold the securities were also below indications of value as of that date that FPA has obtained for those securities from individuals employed at various securities firms that deal in such securities and other independent commercial pricing services. The table below summarizes the transactions that occurred on June 4, 1998 and why FPA believes that the transactions and the lack of any attempt by Ferrone and Armstrong to seek recovery of the damages to the shareholders constituted willful misfeasance, bad faith, gross negligence and reckless disregard of their fiduciary duties on the part of TAM, Armstrong and Ferrone.

  COMPARISON  OF  THE PRICES OF SECURITIES ISSUED BY U.S GOVERNMENT  AGENCIES
  AND  INSTRUMENTALITIES SOLD ON JUNE 4, 1998 TO THE VALUES INDICATED BY  THE
  FUND'S INDEPENDENT PRICING SERVICE AND THE PRICES AS OF THE FUND'S YEAR END
  AUDIT

  SECURITY                     PRICES AS PER
                                    TAM
  ISSUER COUPON MATURITY CUSIP SALE PRICE INDEPENDENT PRICING SERVICED AUDIT
  -----   -----  -------  ---------   -------      --------          ------
  FHLMC  15.3%   5-25-24  3133T5NR0   98.25         103.7118       119.999
  FNMA   15.33%  3-25-23  31358UGT7  103.50         114.4876       114.014
  FNMA   14.49%  5-25-23  31359AFV6  101.625        118.1987       111.0319
  FNMA   15.5%   3-25-23  31358TX95   99.25         102.1395       106.9502
  FHLMC   6.5%  12-15-23  3133T3KK3   93.5           99.8211        91.8572
  FHLMC   9.25%  8-15-23  3133T0TQ7  100.9375       104.4756       109.99
  FHLMC  13.593  5-15-24  3133T5JV6   98.125        114.7757       114.408

  FHLMC is the Federal Home Loan Mortgage Co.
  FNMA is the Federal National Mortgage Assoc.

  On  that  day  as  well  TAM also liquidated the Fund's  holdings  of  U.S.
  Treasury Bonds 9.0% coupon maturing 11-15-18 (cusip 912810EB0)at a price slightly below what they had been valued at by the independent pricing service. In doing so TAM "broke" (terminated prior to the agreed upon expiration date) the reverse repurchase agreement that those treasury bonds had been securing. The Fund had been earning additional income from the difference between the interest income that had been generated by the treasury bonds and the substantially lower rate paid pursuant to the reverse repurchase agreement. The current Prospectus (dated May, 1 1998) of the Fund states:

          As long as the interest rate paid by the Fund for borrowing via the use of reverse repurchase agreements is less than the interest rate the Fund can earn on its securities investments, these transactions will represent an essential element of the Fund's objective of achieving relatively high income.


       The proceeds from the sales by TAM went uninvested for two days as TAM had sold the Fund's securities for next-day settlement rather than the "regular" settlement customary for these securities. That further disadvantaged the Fund and advantaged the buyer of the securities, as the securities all paid relatively high rates if interest. Despite the provision in the prospectus quoted above, TAM did not enter into any reverse repurchase agreements, thus further reducing the Fund's net income.

       As a result of these transactions the Fund was radically changed from one providing high current income by investing in a portfolio of Government Securities with high current yields to a fund whose portfolio mostly contained the lowest yielding securities. This radical portfolio change reduced the dividend yield from above 7.5% to less than 2% as the dividend rate per share of the Fund declined by more than 80%. FPA believes that one of TAM's motivation for these transactions was to change the composition of the Funds' Shareholders with the intent to affect the outcome of a vote by the Shareholders.

        Upon information and belief, the firm to whom TAM sold the Funds' securities was also involved with many of the transactions between the Tocqueville Government Fund and Tocqueville Securities. As described above it was alleged in sworn testimony to the SEC by Mr. Chris Culp, that those transactions involving the Tocqueville Government Fund and Tocqueville
  Securities involved violations of applicable law. Upon information and belief, all of the securities formerly in the Fund were initially purchased by a hedge fund that was a client of the Utah-based securities firm. Many of the securities then quickly retraded at substantially higher prices.

       Upon learning of the damages suffered by the Fund and its Shareholders as a result of TAM's action, Dr. Malanga and others urged that Armstrong and Ferrone authorize an attorney with expertise in such matters to explore ways in which the Fund could obtain restitution from TAM. In particular Dr. Malanga suggested that TAM buy the same securities or similar securities, at market prices and sell them to the Fund at the prices the Fund had received for them. In this way both the Funds' NAV and dividend rate could be restored. Armstrong and Ferrone refused to authorize any attempts to recover the damages suffered by the Fund. Aside from the loss in Net Asset Value, the tax laws and accounting regulations relating to mutual funds as such that these sales were extremely disadvantageous to the Fund. FPA believes that a competent investment advisor should have been aware that the income from these securities could not have been replaced.

        In connection with discovery relating the Special Meeting Action commenced by Armstrong on behalf of the Funds, attorneys for Armstrong and the Funds (whose law firm also represented the Tocqueville Trust, and still does so) subpoenaed tens of thousands of documents and deposed all of board members proposed by FPA. The only discovery sought by FPA in the matter were certain board books of the Tocqueville Trust which FPA believed could have corroborated Mr. Culp's allegations against TAM and TSC relating to the Transactions between TS and the Tocqueville Trust. The board books were in the possession of the law firm, which represented the Armstrong, the Funds and the Tocqueville Trust. While FPA produced all of the documents requested pursuant to discovery relating to the Special Meeting Action, attorneys for Armstrong and the Funds litigated (at the Funds expense) the discovery issue and as of June 8, 1998 were able to avoid producing the board books. Armstrong and Ferrone have continued to refuse to authorize the attorneys representing the Funds (whose law firm also represents the Tocqueville Trust) to investigate the allegations made by Mr. Culp regarding TAM, TS and the Tocqueville Trust, and the June 8, 1998 settlement described below made moot the attempt by FPA to obtain access to the board books in question.

        On June 8, 1998, the Funds, on the one hand, and FPA and Drs. Malanga and Brofman on the other, entered into a stipulation, which was "so ordered" by Judge Richard Owen ("Stipulation No.1"). This settled on an interim basis the Special Meeting Action by which the Shareholder's meeting was blocked. Under Stipulation No. 1, all of the parties to the Special meeting Action agreed to the following essential terms: (i) that as soon as is practicable the Funds would file with the SEC revised proxy materials which seek a Shareholders vote on the Tocqueville Transactions and the FPA proposals, (ii) that the Funds would take the necessary steps to call a notice a new special meeting of Shareholders (the "New Special Meeting") for purposes of having the Shareholders vote upon the Tocqueville Transactions and the FPA proposals set forth in the Special Meeting Proxy and to have the New Special Meeting take place within thirty (30) days from the date that the SEC cleared proxy materials from the Funds and FPA, (iii) all of the parties agreed to use their best
  efforts  to  insure  that  Shareholders  are  provided  a  full  and   fair
  opportunity to consider and vote upon, on a simultaneous basis the proposals contained in the Funds' proxy material and the FPA Proxy Materials , (iv) FPA would not assert any damages against the independent Board members for actions taken on July 15, 1997 and May 30, 1998 concerning the Tocqueville Trust, Tocqueville Asset Management L.P. and Tocqueville Securities L.P., and (v) that FPA and Drs. Malanga and Brofman agreed not to hold the Special Meeting until such time as the New Special Meeting could take place.

         On June 12, 1998 TAM informed the Board Members that it had sold $1,900,000 of a New York City Agency Bonds held by the Fundamental New York Muni Fund. TAM stated in its communication to the Board, that it had sold the Bonds because they were below investment-grade, and that withdrawals required raising cash. In actuality the Bonds were and are investment-grade rated by Moody's. Furthermore the NY Muni Fund held on June 12, 1998 more than ten million dollars in puttable variable rate demand notes ('VRDNs"), that could have been converted to cash that day at face value at the holders option. The VRDNs were held by the Fund as cash equivalents to meet immediate needs.

        The price per bond paid to the NY Fund (101.77) was about one percent lower than the price the NY Fund had received from the sale of $1,600,000 of the same bond (102.75) on February 19,1998, and substantially lower than what FPA believes a market participant with expertise in the trading of these types of securities, and which had known that they were investment-grade rated, could have obtained for them. On the earlier date at which the Fund had sold the same bonds at a higher price, municipal bond prices were actually lower, as measured by the benchmark municipal bond index futures. The June 1998 Municipal Bond Futures contract closed at 125.3125 on June
  12, 1998 as compared with 123.5625 on February 19, 1998. Historic comparisons of the levels of the benchmark municipal bond index futures does not necessarily prove that TAM sold the bonds at an unfairly low level on June 12,1998. It is possible that even though the benchmark municipal bond index futures prices indicated that the general level of municipal bond prices were higher on June 12, 1998 than on February 19, 1998, special factors may have affected the price of this individual security and accounted for the lower price obtained for the Fund by TAM. Unlike securities traded on exchanges, the actual prices at which specific municipal bonds are transacted at the institutional level are not public knowledge. Thus, FPA can only make an assertion based on the one actual prior transaction involving the Fund.

        On June 19, 1998 the Funds filed a new set of preliminary proxy materials with the Commission seeking Shareholder approval of the Tocqueville transaction. As in all earlier such proxy materials supporting the Tocqueville Transaction, no mention or disclosure was made concerning the allegations of improper securities transactions between Tocqueville Securities and the Tocqueville Government Fund. No mention or disclosure was made of the transactions of June 4, 1998 and June 12, 1998 and the resulting damages suffered by the Funds. No mention or disclosure was made of the fact that TAM was acting as investment advisor to the Funds without having signed a written investment advisory agreement and thus was violating applicable law. The lack of a signed investment advisory agreement was also concealed from Dr. Malanga who was still a Board Member at the time.

        At the end of June 1998 Armstrong and Ferrone indicated through their attorneys that they would be willing to replace TAM with an advisor proposed by FPA, and would not object to FPA or former employees of FPA providing services and expertise to such a new advisor. In light of FPA's view of the importance of quickly terminating TAM's involvement with the Funds and thus precluding further damage to the Funds and The Shareholders by TAM, the principals of FPA sought out registered investment advisors who possessed or expressed a willingness to acquire the expertise required to manage the Funds. The expressed intention of Armstrong and Ferrone to quickly replace TAM and to take action aimed at preventing further damaging truncations by TAM, was a factor in FPA's and others decision to defer the exercise of rights and remedies with respect to Armstrong and Ferrone's refusal to permit the Shareholders Meeting to occur.

        While they did terminate the Tocqueville Transaction, Armstrong and Ferrone have refused to authorize any action that could have sought recovery of the damages suffered by the Funds at the hands of TAM. Upon information and belief, Mr. Lyons told Shareholders that had called seeking an explanation of the losses, that TAM's action had been directed by the Board Members. Evidence of this was sent to Armstrong and Ferrone by FPA.

        On July 10, 1998 FPA was informed that the Boards adopted resolutions authorizing the termination of the Tocqueville Transactions. TAM was authorized to continue as interim advisor for each of the Funds. Armstrong and Ferrone continued to represent that steps would be taken to prevent further damage to the Funds by TAM, that TAM would be replaced as interim advisor in a relatively short time and that a special meeting of Shareholders would be held prior to September 27, 1998. Armstrong and Ferrone also repeatedly threatened to cause severe damage to the Funds and the Shareholders if attempts were made to exercise the Shareholders rights and remedies with respect to holding a meeting, or enforcing the provisions of Stipulation No.1 in which all parties agreed to use their best efforts to insure that Shareholders are provided a full and fair opportunity to consider and vote upon the FPA proposals. Their specific threats were to dissipate the Funds' assets with additional litigation costs, and/or to "engineer" the appointment of a S.E.C. receiver for the Funds. Supplements dated August 12, 1998, filed to the Funds' Prospectuses disclosing the abandonment of the Tocqueville Transaction stated:

  The Boards are in the process of considering alternative investment management agreements for the Funds and intend on or prior to September 27, 1998 to seek approval of the Funds' Shareholders of new permanent investment management agreements.

       No mention was made in the Prospectus supplements of the damage to the Funds by TAM or the drastic change in the portfolio composition nor the 80% reduction in the dividend rates of the U.S. Fund that resulted from TAM's actions.

       In August 1998 Armstrong, Ferrone and TAM executed investment advisory agreements between TAM and the Funds and backdated them to be effective June 1, 1998. The new agreements differed from the original drafts dated June 1, 1998 in that they contained a clause No. 11, which reads:

          11. Liability of Interim Investment Advisor and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder the Interim Investment Advisor or any of its officers, trustees or employees, it shall not be subject to liability to the Fund or to any Shareholder of the Fund for any omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

  The original June 1, 1998 version of the Investment Advisory Agreements contained no such indemnification or limitation of liability for TAM.

        On September 2, 1998 the Funds filed electronically with the Commission forms NSAR-A which included a copy of the Investment Advisory Agreements (containing clause 11, above), which stated that the agreement is "made as of this 1st day of June, 1998". The signature page of the Investment Advisory Agreement included with the September 2, 1998 NSAR-A filing used the word "attest" where the word "signature" would normally appear. No individuals were identified as signatories, nor was any signature date indicated.

        Armstrong and Ferrone authorized the Funds to pay TAM advisory fees covering the period back to June 1, 1998 as if signed Investment Advisory Agreements had been executed from that date. FPA believes that one intended consequence of the filing of the back-dated Investment Advisory Agreements containing the indemnification and limitation of liability clause No. 11 shown above, may have been to convince any party contemplating taking action aimed at recovery of the damages cause by TAM on June 4, 1998 and June 12, 1998, that TAM was relying on the indemnification when it executed the transactions that caused the damages.

        FPA believes than Armstrong and Ferrone's authorization of the payments to TAM and the retroactive indemnification to TAM after knowledge of the transactions of June 4, 1998 and June 12, 1998 was a breach of their fiduciary duties to the Funds and the Funds' Shareholders.

        FPA believes that Armstrong and Ferrone were complicit in, knew of or recklessly disregarded TAM's violations of rule 2a-7 under the Investment Company Act of 1940, with regard to the Fundamental Tax-Free Money Market Fund. Rule 2a-7 limits the types and amounts of securities that can be purchased by money market funds. Among the violations of 2a-7 was a purchase of more than thirty three million dollars of a single non-rated private placement security on August 14, 1998. Immediately after the purchase, that single issue comprised more than half of the assets of the Money Market Fund. Separate from the 2a-7 money market fund diversification issues, the Fund's Prospectus and current SEC policy regarding the liquidity of securities purchased by mutual funds would have required that the board consider with respect to liquidity, private placement securities such as the $33,453,299.18 P-Floats due 7-1-23 (cusip 6498385B1) purchased by the Fundamental Tax-Free Money Market Fund on August 14, 1998. FPA believes that extensive discussions concerning portfolio transaction took place involving the two board members and TAM around or slightly prior to that date. Violations of rule 2a-7 due to larger than permitted amounts of single issues of private placement securities for the Money Market Fund also occurred on at least August 7, 1998 (cusip 592596WR7), September 7, 1998 (cusip 649668N30) and September 16, 1998 (cusip 733581RD6).

       FPA believes that by all known methodologies for calculation duration, the duration of the Fundamental U.S. Government Fund exceeded three years from June 1998 through September 23, 1998, in violation the current Prospectus and The Board Resolution adopted October 18, 1995. The question of which duration calculation methodology was appropriate for the Fundamental U.S. Government Strategic Income Fund in 1993 is the primary issue in dispute in the Administrative Proceedings involving Dr. Brofman, FPA and FSC discussed on p.___)

        Armstrong and Ferrone continued to authorize TAM's continuation as investment advisor for as long as possible without there being a Shareholder vote. On September 24, 1998 TAM sold a position held in the Fundamental U.S. Government Fund of principal strips of U.S. Treasury Bonds at substantially below their fair-market value as had been indicated by the independent pricing services, and substantially below what FPA believes that an investment manger with expertise in the trading of these types of securities could have obtained for them. As a result of the transaction the Net Asset Value of the Fund declined by more than 2.2% on that single day, despite an increase in the general level of bond prices that day. The possibility exists that the independent pricing service which provided the evaluations of that security and the separate independent pricing service used by the Fund's auditors when performing each year end audit may have overvalued this security. However, FPA believes that an investment manager with expertise in the trading of physical U.S. Treasury strips (non-cusip bearer-bonds) could have obtained a significantly higher price for the security. FPA also believes that executing this transaction with only four days remaining in TAM's tenure was both malicious and gratuitous. FPA also believes that in light of the circumstance and the information available to them at the time Armstrong and Ferrone had a fiduciary duty to the Fund to prevent or reverse this transaction. FPA believes that the failure to prevent the continuation of such activity by TAM constituted willful misfeasance, bad faith, gross negligence and reckless disregard of their fiduciary duties on the part of Armstrong and Ferrone.

       On September 28, 1998 the 120-day temporary exemption under Rule 15a-4 of the Investment Company Act which had permitted TAM to act as investment advisor to the funds without approval by a majority of Shareholders expired. Thus, without a Shareholder vote there was no legal way for TAM to continue to act as advisor. The Board appointed Cornerstone as interim advisor effective September 29, 1998 and applied to the SEC for an exemption from Rule 15a-4 asking for permission to continue for up to another 120 days without having a vote by Shareholders. FPA believes that no other mutual fund has ever asked for such an exemption.



                           OTHER INFORMATION

  Market-Timers. A substantial portion of the assets of the Funds are derived from professional money managers and investors who invest in the Funds as part of an asset-allocation or market-timing investment strategy. Market-timers are likely to redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. When market-timers make sudden and large changes in their investments, they may disrupt the portfolio manager's strategy by compelling the manager to sell securities intended to be held for longer periods. Consequently, a Fund may not be able to realize potential capital appreciation. Other results of market-timing activity may include the following: higher trading costs to a Fund when excessive exchanging occurs; significant portfolio turnover that may adversely affect the ability of a Fund to meet its investment objective; and higher expenses that are unfairly borne by a Fund's remaining shareholders. Notwithstanding the instability of short-term assets, any substantial increase in a Fund's asset base (an increase that may result from market-timing activity), even though temporary, may result in economies of scale that will benefit the shareholders in the form of lower expense ratios. For further information concerning market-timing activity, see " LICENSING AND CONSULTING AGREEMENTS" below.

                    As of the Record Date, the Fundamental Funds believed that clients of market-timers owned in the aggregate:

        __ % of New York Muni Fund, which had total assets of $ _______;

        __ % of The California Muni Fund, which had total assets of $ ______;
  and

        __ % of Tax-Free Money Market Series, which had total assets of $ _____ .

        __ % of The High Yield Series, which had total assets of $______

                 none of the assets of the U.S. Government Series

                 LICENSING AND CONSULTING AGREEMENTS

        In June 1998 Armstrong and Ferrone indicated through their attorneys that they would be willing to replace TAM with an advisor proposed by FPA, and would not object to FPA or former employees of FPA providing services and expertise to such a new advisor. In light of FPA's view of the importance of quickly terminating TAM's involvement with the Funds and thus precluding further damage to the Funds and The Shareholders by TAM, the principals of FPA sought out registered investment advisors who possessed or expressed a willingness to acquire the expertise required to manage the Funds. The expressed intention of Armstrong and Ferrone to quickly replace TAM, was a factor in FPA's and others decision to defer exercise of rights and remedies with respect to Armstrong and Ferrone's refusal to permit the Shareholders Meeting to occur. While FPA submitted proposed replacements beginning in June 1998, Armstrong and Ferrone prevented the replacement of TAM as interim manager for the Funds, until September 28, 1998. That date marked the expiration of the full 120-day temporary exemption under Rule 15a-4 of the Investment Company Act, which had permitted TAM to act as investment advisor to the funds without approval by a majority of Shareholders. Thus, without a Shareholder vote there was no legal way for TAM to continue to act as advisor. The Board appointed Cornerstone as interim advisor effective September 29, 1998 and applied to the SEC for an exemption from Rule 15a-4 asking for permission to continue for up to another 120 days without having a vote by Shareholders, which was granted on November 30, 1998.

        Cornerstone was one of the registered investment advisors proposed by Dr. Brofman as a replacement for TAM. Cornerstone executed a Consulting and Services Agreement and a Software License Agreement with Dr. Brofman as an individual in August 1998. All payments pursuant to those agreements ARE TO COME FROM CORNERSTONE AND ARE NOT IN ANY WAY AN EXPENSE OR LIABILITY OF THE FUNDS. The Consulting and Services Agreement requires that Cornerstone (and not the Funds) make payments, but only in the event that the total net assets of the Funds exceed $150 million. The total net assets of the Funds have not been at that level since the Consulting and Service Agreement took effect, thus no payments have been made or are owing under the Consulting and Services Agreement . As of December 31, 1998 the total net assets of the Funds were $_____ million. Charges pursuant to the Software License
  Agreement began accruing on September 28, 1998. The amounts payable pursuant to the Software License Agreement are obligations of Cornerstone (not the Funds)and are not subject to reduction, and thus will remain owing, in the event of any advisory change, assignment, merger or reorganization involving the Funds or any other funds managed by Cornerstone. The charges are subject to reduction due to declines in Funds assets resulting from declines in the market value of the Funds' securities portfolios or net shareholder redemptions. In September 1998 Dr. Brofman agreed to allow Cornerstone the discretion to defer a portion of the payments due under the agreements, and thus limit Cornerstone's cash outlay in any given month. Dr. Brofman also agreed that a portion of the payments could be placed in escrow for the benefit of the Funds to guarantee payments to the Funds pursuant to undertakings made by him pending a final determination as to the indemnification issue (see "CERTAIN ADDITIONAL INFORMATION ABOUT FPA" below). Dr. Brofman also agreed to place a portion of the payments into an escrow account for the benefit of members of a settlement class, to secure any obligation it may be determined that he has to the settlement class.

  ABOUT FPA

        FPA  is  a  privately  held  Delaware   corporation.   Its  principal
  Shareholder  and  President  is  Dr. Lance  Brofman.   (See  ADMINISTRATIVE
  PROCEEDINGS p___)


  STOCK OWNERSHIP OF FPA

        The number of shares of Common Stock beneficially owned by FPA and its principals as of ___________, 1998 is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership included any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after ___________, 1998. Unless otherwise indicated each person has sole investment and voting power (or shares such power with his spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

  NAME          NY  Muni  Fund  Money  Fund   Hi-Yield     Cal  Muni  US Govt
  ------------    ----------        --------    --------    -------  ------
  Lance Brofman(1)
  Vincent Malanga(2,3)
  FPA

  1. Includes shares held by family  members:
  2. Includes  shares  held by family  members:
  3. Includes shares held by an affiliate

  CERTAIN ADDITIONAL INFORMATION ABOUT FPA

        FPA and FSC, on behalf of certain of their directors, officers, Shareholders, employees and control persons (the "Indemnitees"), received payments during the fiscal year ended December 31, 1997 from three of the Funds for attorneys' fees incurred by them in defending the above proceedings. These payments were as follows: US Fund--approximately $232,500.00; New York Muni Fund--approximately $50,230.00; California Muni Fund--approximately $4,000.00. Upon learning of the payments, the independent Board members have directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of independent legal counsel that the Indemnitees are entitled to receive such attorneys' fee reimbursements. The Declaration of Trust, Articles of Incorporation and contracts that call for Indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments.

       Further information with respect to each Fund is discussed below:

       A. New York Muni Fund

     The Funds' Semi-Annual Reports dated June 30, 1998 ("SAR") noted that in 1997 FPA and FSC received payments from some of the Funds' including a payment from Fundamental New York Muni Fund of $50,230 pursuant to indemnification, and that the Independent Board Members of the Fund had directed that the Indemnitees return the payments to the Fund or place them in escrow pending receipt of an opinion of an independent legal counsel that to the effect that the Indemnitees are entailed to receive them. The SAR went on to state:

          The Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnitees have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments. FSC waived fees in the amount of $51,200 for the YEAR ENDED DECEMBER 31, 1997 (Emphasis added). FSC has asserted that they elected to forgo these fees because the Fund was paying legal expenses pursuant to indemnification. The independent Directors instructed FPA to escrow the full amount incurred by the Series of $50,230. In addition the Board of Directors has not authorized the payment of management fees in the amount of $48,528 for services rendered prior to the termination of the management agreement.


  Omitted from the SAR was the fact that in 1998 FPA and FSC in writing had informed the Funds' custodian bank and accounting agent that FPA and FSC intended to reimburse the Fund for the legal expenses in question by waiving fees due FPA and FSC. There was no agreement or representation written or otherwise to waive any fees, nor was any fee waiver required during the periods in question. The Funds' custodian bank and accounting agent was specifically asked if checks had to be physically issued to accomplish the reimbursement. FPA was told that normal practice was not for the custodian bank to first issue a check to FPA and/or FSC and then have FPA and/or FSC issue a check back to the Funds' custodian bank. FPA was told that the use of fee waivers specifically to reimburse the Funds for legal expenses should be accomplished by means of book entries. The Funds' custodian bank and accounting agent stated in writing that it should be done via book entry, with no physical checks being issued. Then in 1998 FPA and FSC instructed the Funds' custodian bank and accounting agent to make the accounting entries and transfers necessary to credit the Fund with $51,200 that was due FPA and FSC for services rendered in 1998. Thus, the SAR filed on September 17,1998, quoted above, falsely states that the $51,200 was waived in 1997, whereas in actuality it was 1998, after FPA and FSC specifically communicated with the Funds' custodian bank and accounting agent. FPA believes that almost any individuals other than Armstrong and Ferrone would agree that the book entry transactions authorized by FPA and carried out by the Funds' Custodian Bank and Accounting agent, had the identical effect of reimbursing the Fund, as would have been accomplished by the issuance back and forth of physical checks, or any other payment mechanism. FPA believes that Ferrone's actions and behavior in this matter are additional reasons for his removal and replacement as Board Member.

        B. US Fund

        FPA and FSC did not take fees due them in the amount of $96,077 and $29,560, respectively for the year ended December 31, 1997. FPA and FSC have asserted that they elected to forgo these fees because the Fund was paying legal expenses pursuant to indemnification. There was no agreement or representation written or otherwise to waive any fees, nor was any fee waiver required during the period in question. The Fund has retained independent legal counsel to determine whether the Indemnitees engaged in disabling conduct. Pending clarification of the legal issues involved, the Indemnitees have placed into an escrow account $102,863 as of April 30, 1998. Despite the reimbursement accomplished by forgoing fees, the independent trustees have instructed FPA to escrow the full amount incurred by the Fund of approximately $232,500. The SAR filed on September 17,1998, notes that payments were not made to FPA and FSC for services rendered prior to the termination of the management and distribution agreements, because of the indemnification issue with regard to: the U.S. Government Fund even though FPA waived fees of $125,637 in 1997 to reimburse the Fund for legal expense and placed into an escrow account $102,863 (the difference between the amount paid by the Fund and the amount waived to reimburse the Fund for legal expenses);

        FPA believes that almost any individuals other than Armstrong and Ferrone would agree that even if it is eventually determined that no indemnification is proper, the amounts placed into escrow to date fully secure the Funds against any possibility that a determination that no indemnification is to be paid, would result in any loss to the fund, or cause the Funds to have incurred any higher expenses than would otherwise be the case. Thus, there is no legal or logical basis for requiring further amounts to be escrowed. FPA believes that almost any individuals other than Armstrong and Ferrone would agree that not taking fees due them on the part of FPA and FSC constitutes a valid reimbursement of the Funds' legal expenses.


      C. The California Muni Fund

  Payments  were not made to FPA and FSC for services rendered prior  to  the termination of the management and distribution agreements, because of the indemnification issue with regard to the California Muni Fund even though FPA deposited $4,000 (the entire amount paid by the Fund for indemnification) into an escrow account as directed by the independent Board Members.

      D. The Other Funds

  Payments were not made to FPA and FSC for services rendered prior to the termination of the management and distribution agreements, because of the indemnification issue with regard to those Funds even though there is no assertion that any indemnification expenses were paid or should be returned or escrowed for those Funds.

        FPA believes that almost any individuals other than Armstrong and Ferrone would agree that even if it is eventually determined that no indemnification is proper, the amounts placed into escrow to date fully secure the Funds against any possibility that a determination that no indemnification is to be paid, would result in any loss to the fund, or cause the Funds to have incurred any higher expenses than would otherwise be the case. Thus, there is no legal or logical basis for requiring further amounts to be escrowed. FPA believes that almost any individuals other than Armstrong and Ferrone would agree that not taking fees due them on the part of FPA and FSC constitutes a valid reimbursement of the Funds' legal expenses.


                                DESCRIPTION OF VOTING

  THE NEW YORK MUNI FUND

        The New York Muni Fund is governed by its Articles of Incorporation, Bylaws, Prospectuses and undertakings of and by the Fund, and applicable federal and Maryland State law. Holders of 10% of the outstanding voting shares of the Fund have the right to call for a special meeting of Shareholders for any reason. Such holders request the Secretary to call a meeting, and the Secretary shall call such meeting after informing the requesting Shareholders of the estimated cost of giving notice of such meeting, and receiving such amount from the requesting Shareholders. The Secretary then gives Shareholders written or printed notice of meeting not less than neither ten nor more than 90 days before the meeting date. Should the Secretary refuse or otherwise be unable to call the requested meeting, the requesting Shareholders may commence a civil action to compel the occurrence of the meeting.

        In addition to Shareholders, the President or the Board may call a special meeting of Shareholders.

        A director may serve until removed or until his or her term expires. A director's term expires when a successor has been elected at an annual meeting of Shareholders, or a special meeting of Shareholders called in lieu of an annual meeting. Shareholders may vote to elect new directors without first voting to removing the existing directors. A plurality of the votes cast at such meeting at which a quorum is present is sufficient to elect a director.

        The present Articles of Incorporation only allow a Board Member to be removed for cause prior to the expiration of his or her term. FPA is soliciting this Proxy to, among other things, amend the Articles of Incorporation so that Board members may be removed prior to the expiration of his or her term by a Vote of the majority of voting shares.

        The Articles of Incorporation and Bylaws allow nine directors. That number may be increased, up to 15 directors, by the act of a majority of existing directors. A majority of existing directors may also decrease the number of directors to a number not less than two, but such decrease shall not affect the term of office of any director.

  Section 16(c) of the Investment Company Act relates to Shareholder rights for mutual funds that are not required to hold annual Shareholder meetings. The Fundamental Funds, Inc. April 30, 1997 N-1A registration statement contains in item 32:

               Undertakings.

                (1) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940 as though such provisions of the Act were applicable to the Registrant,...

                (2) The Registrant undertakes to call a meeting of stockholders for the purpose of voting upon the question of removal of one or more of the Registrant's directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and, in connection with such meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to Shareholder communications.


  THE CALIFORNIA MUNI FUND

        The California Muni Fund is governed by its Declaration of Trust, Bylaws, Prospectuses and undertakings of and by the Fund, and applicable federal and Commonwealth of Massachusetts law. The holders of one-third of all shares entitled to vote may call a meeting for any reason. With respect to removing Trustees, however, a meeting may be called by holders of 10% of the outstanding voting shares. The Shareholders shall request the Secretary to call the meeting. The Secretary then gives Shareholders a written or printed notice of meeting not less than neither ten nor more than 90 days before the meeting date. Should the Secretary refuse or otherwise be unable to call the requested meeting, the requesting Shareholders may commence a civil action to compel the occurrence of the meeting.

        In addition, the Declaration of Trust provides that the Trust will be governed by section 16(c) of the Investment Company Act, which states that whenever ten or more Shareholders meeting the qualifications set forth in section 16(c) seek the opportunity of furnishing materials to other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record or the mailing of such materials to such Shareholders of record.

        In addition to Shareholders, the Chairman of the Board of Trustees, the President, or the Trustees may call a special meeting of Shareholders.

        There shall be no more than 15 nor less than three Trustees. Within these limits, the existing Trustees may vote to change the actual number of Trustees.

        A Trustee may be removed, with or without cause, by the affirmative vote of a majority of the outstanding shares present in person or by proxy at the special meeting, provided that a quorum is present. In addition, a Trustee may be removed for cause by the vote of two-thirds of the Trustees whose removal is not proposed.

        The  power  of Trustees to appoint successor Trustees is  subject  to section 16(a) of the Investment Company Act, which provides that no person may serve as a Trustee of a Fund unless elected to that office by the holders of the outstanding voting securities of the Fund. Vacancies occurring between such meetings may be filled by the Trustees as described above if immediately after filling such vacancies at least two-thirds of the Trustees then holding office shall have been elected to such office by the holders of the outstanding shares of the Fund at such special meeting. In the event that at any time less than a majority of the Trustees were so elected, the Trustees or the Secretary shall forthwith cause to be held as promptly as possible and in any event within 60 days a meeting of such holders for the purpose of electing Trustees to fill the existing vacancies unless the SEC by order extends such period.

  THE FIXED-INCOME FUNDS

       The Fundamental U.S. Government Strategic Income Fund, the High-Yield Municipal Bond Series and the Tax-Free Money Market Funds (together, the "Fixed-Income Funds"), are governed by its Declaration of Trust, Bylaws, Prospectuses and undertakings of and by the Fixed-Income Funds, and applicable federal and Commonwealth of Massachusetts law. The holders of 10% of the outstanding voting shares or the Trustees may request the Secretary to call a special meeting of Shareholders. The Secretary then gives Shareholders a written or printed notice of meeting not less than 15 days before the meeting date. If the Secretary refuses or neglects for more than two days to call such a special meeting, the Trustees or the Shareholders so requesting may, in the name of the Secretary, call the meeting by giving a notice of meeting. In addition to Shareholders, the Fixed-Income Funds allow the Trustees to call a special meeting.

        In addition, the Declaration of Trust provides that the Trust will be governed by section 16(c) of the Investment Company Act, which states that whenever ten or more Shareholders meeting the qualifications set forth in section 16(c) seek the opportunity of furnishing materials to other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record or the mailing of such materials to such Shareholders of record.

        There  shall  be  no more than nine or less than two  Trustees.   The
  existing Trustees determine the actual number of Trustees.

        A Trustee may be removed by the action of two-thirds of the remaining Trustees. A vacancy on the Board of Trustees may be filled by the appointment of the remaining Trustees.

        The  power  of Trustees to appoint successor Trustees is  subject  to section 16(a) of the Investment Company Act, which provides that no person may serve as a Trustee of a Fund unless elected to that office by the holders of the outstanding voting securities of the Fund. Vacancies occurring between such meetings may be filled by the Trustees if immediately after filling such vacancies at least two-thirds of the Trustees then holding office shall have been elected to such office by the holders of the outstanding shares of the Fund at such special meeting. In the event that at any time less than a majority of the Trustees were so elected, the Trustees or the Secretary shall forthwith cause to be held as promptly as possible and in any event within 60 days a meeting of such holders for the purpose of electing Trustees to fill the existing vacancies unless the SEC by order extends such period.

  ALL FUNDS

        FPA believes that under applicable state law anyone may solicit a proxy for any Fund. Approval of Proposals 1, 2, 3 and 4 requires the affirmative vote of (i) with respect to the California Muni Fund and New York Muni Fund, a majority of each Funds' outstanding shares of beneficial interest/common stock ("Shares"), (ii) with respect to Fundamental U.S. Government Strategic Income Fund, High-Yield Municipal Bond Series and Tax-Free Money Market Series, a "majority of the outstanding voting securities," within the meaning of the Investment Company Act of each Fund. The term "majority of the outstanding voting securities" is defined under the Investment Company Act to mean: (a) 67% or more of the outstanding Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of a Fund, whichever is less.

        Shareholders of record at the close of business on ___________, 1998 (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting, including any adjournment thereof. As of the Record Date, the Funds had the number of Shares outstanding set forth below, each Share being entitled to one vote:

           Total Shares                    Fund
           Outstanding                  -----------
          _____________

        Each Shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held. The issued and outstanding shares of the New York Muni Fund series constitute all of the issued and outstanding shares of Fundamental Funds, Inc. Any proxy which is properly executed and returned in time to be voted at the Meeting will be counted in determining whether a quorum is present with respect to a Fund and will be voted as marked. In the absence of any instructions, such proxy will be voted for the Proposals. If a quorum is not present at the Meeting with respect to a Fund, or if a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares of a Fund represented at the Meeting in person or by proxy. A Shareholder vote to change the Articles of Incorporation and a approve a 10-1 stock split of the New York Muni Fund, to terminate all 12b-1 Plans, to remove all Board members, and to elect new Board members may be taken prior to any adjournment if sufficient votes have been received for approval. If a Shareholder abstains from voting as to any matter, then the shares held by such Shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. A Shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later dated proxy to the address set forth on the cover page of this Proxy Statement, or by attending and voting at the Meeting. FPA will vote the proxy at any adjourned meeting in a manner consistent with the proxy, unless such proxy is revoked at or prior to the adjourned meeting.

        If sufficient votes are not cast to terminate the 12b-1 Plans, the present independent Board members may not be removed. If sufficient votes are not cast to amend the Articles of Incorporation of the New York Muni Fund to remove directors by a majority of Shareholder votes, such directors may not be removed prior to the expiration of their term without cause.

        Solicitations will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Funds or FPA. FPA has engaged Shareholder Communications, Inc. to assist with proxy solicitations, at an estimated cost of $ . FPA will pay for the initial cost of solicitations, but may petition the Funds to reimburse FPA for such costs.

       VOTING INFORMATION ON AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

        While the Meeting is called to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business which FPA intends to present or knows that others will present is the business mentioned in this Proxy Statement. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting. As of the Record Date, the Fundamental Funds believed that the following persons beneficially owned more than 5% of Shares of the Funds:

                              FUNDAMENTAL NEW YORK FUND

                         Number of Shares       Percentage  of
  Names & Address               Owned          Outstanding Shares
  ----------------         ------------        ------------------

                              FUNDAMENTAL CALIFORNIA FUND

                           Number of Shares     Percentage  of
  Names & Address               Owned          Outstanding Shares
  ----------------          ------------      -------------------



                             FUNDAMENTAL MONEY MARKET FUND

                            Number of Shares    Percentage  of
  Names & Address                Owned         Outstanding Shares
  ---------------          ----------------    -----------------



                              FUNDAMENTAL HIGH YIELD FUND

                            Number of Shares    Percentage of
  Names & Address                Owned         Outstanding Shares
  ----------------          ---------------    -----------------



                              FUNDAMENTAL US GOVERNMENT FUND

                            Number of Shares       Percentage of
  Names & Address                 Owned         Outstanding Shares
  ----------------         ----------------    ------------------




            SUBMISSION OF PROPOSALS FOR THE NEXT MEETING OF SHAREHOLDERS

        The Funds do not hold Shareholder meetings on an annual basis. FPA believes that under the New York Muni Funds' Articles of Incorporation and By-Laws, annual meetings of Shareholders, or a special meetings of Shareholders in lieu of annual meetings, are required to be held. Under the California Muni and Fundamental Fixed-Income Funds' Declarations of Trust and By-Laws, annual meetings of Shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Board members have been elected by Shareholders). A Shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Funds at 67 Wall Street, New York, New York, and must be received by the Funds within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a Shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, IF AND WHEN CALLED, PLEASE SIGN YOUR PROXY CARD
  PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.
                                                       ___________, 1998

                             FUNDAMENTAL PORTFOLIO ADVISORS, INC.

                             Lance Brofman
                             President,
                             Fundamental Portfolio Advisors, Inc.

                                      EXHIBIT A

                                       FORM OF

                            INVESTMENT ADVISORY AGREEMENT
                            -----------------------------

            THIS AGREEMENT is made as of this ______day of ________, by and between(______), (the "Fund") and Cornerstone Equity Advisors, Inc. (the "Investment Adviser");


                                 W I T N E S S E T H

                     WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder; and

                      WHEREAS, the Investment Adviser has a pending registration as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and engages in the business of acting as an investment adviser; and


                     WHEREAS, the Fund and the Investment Adviser desire to enter into an agreement to provide for the management of the assets of the Fund on the terms and conditions hereinafter set forth.


                     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:


                     1. Management. The Investment Adviser shall act as investment adviser for the Fund and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Fund's Board of Directors/Trustees. The Investment Adviser shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as investment adviser.


                    2. Duties of Investment Adviser. In carrying out its obligation under paragraph 1 hereof, the Investment Adviser shall, subject at all times to the policies and control of the Fund's Board of Directors/Trustees:

                             (a)   supervise  and manage all  aspects of  the
  Fund's operations;
                             (b)   provide  the Fund or obtain  for  it,  and
  thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the
  Fund's   Board  of Directors/Trustees;
                             (c)   arrange,  but  not pay for,  the  periodic
  updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities;
                             (d)  provide  the Fund with, or obtain  for  it,
  adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;
                            (e)  provide the Board of  Directors/Trustees  of
  the Fund on a regular basis with financial reports and analyses on the Fund's operations and the operations of comparable investment companies;

                         (f) obtain  and  evaluate  pertinent   information
  about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which they engage, or with respect to securities which the Investment Adviser considers desirable for inclusion in the Fund;
                             (g)  determine what issuers and securities shall
  be represented in the Fund's portfolio and regularly report them to the Board of Directors/Trustees of the Fund;
                            (h) formulate and implement  continuing  programs
  for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Directors/Trustees of the Fund; and
                              (i)   take, on behalf of the Fund, all  actions
  which  appear   to  the  Fund   necessary  to  carry   into   effect   such
  purchase   and  sale  programs  and  supervisory  functions  as  aforesaid, including the placing of orders for the purchase and sale of portfolio securities.


                     3. Broker-Dealer Relationships. The Investment Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Investment Adviser's primary consideration in effecting a security transaction will be execution at a price that is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions, including similar securities being purchased or sold on a securities exchange during a comparable period of time.

                     In   selecting   a   broker-dealer   to   execute   each
  particular transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Directors/Trustees may determine, the Investment Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Investment Adviser for the Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund. The Investment Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Investment Adviser for the Fund's use. Such allocation shall be in such amounts and proportions as the Investment Adviser shall determine and the Investment Adviser will report on said allocations regularly to the Board of Directors/Trustees of the Fund indicating the brokers to whom such allocations have been made and the basis therefor.

                     4. Control by Board of Directors/Trustees. Any investment program undertaken by the Investment Adviser pursuant to this Agreement, as well as any other activities undertaken by the Investment Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Directors/Trustees of the Fund.

                      5.  Compliance  with   Applicable   Requirements.    In
  carrying out its obligations under this Agreement, the Investment Adviser shall at all times conform to:

                            (a)   all applicable provisions of the Investment
  Company Act and the Investment Advisers Act and any rules and regulations adopted thereunder as amended; and
                               (b)   the   provisions  of  the   Registration
  Statements of the Fund under the Securities Act of 1933, as amended, and the Investment Company Act; and
                               (c)   the   provisions  of  the  Articles   of
  Incorporation of the Fund,  as amended;  and
                              (d)  the   provisions of the  By-laws   of  the
  Fund,  as amended;  and

                          (e) any other applicable provisions of state and federal law.

                     6. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Investment Adviser as follows:

                              (a)   The Investment Adviser shall furnish,  at
  its expense and without cost to the Fund, the services of a President, Chief Financial Officer, Secretary and to the extent necessary, such additional officers as may be required by the Fund for the proper conduct of its affairs.
                               (b)   The  Investment  Adviser  shall  further
  maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under subparagraph (i) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.
                              (c)  All  of  the  ordinary  business  expenses
  incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this paragraph 6. These expenses include but are not limited to brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and directors if available) of the Fund which inure to its benefit, expenses relating to director/trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.


                     7. Compensation. The Fund shall pay the Investment Adviser a portfolio management fee with respect to the Fund, which fee shall be computed on the basis of the average net asset value of the Fund as ascertained at the close of each business day and which fee shall be paid monthly in accordance with the following schedule:


                     [SEE FEE SCHEDULE IN THE PROXY STATEMENT FOR MANAGEMENT FEES APPLICABLE TO YOUR FUND].


                     8. Non-Exclusivity. The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, and the Investment Adviser shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Investment Adviser may serve as officers or directors/trustees of the Fund, and that officers or directors/trustees of the Fund may serve as officers or directors of the Investment Adviser to the extent permitted by law; and that the officers and directors of the Investment Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or corporation, including other investment companies.


                     9. Term and Approval. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for two years and thereafter from year to year, provided that such continuance is specifically approved at least annually (i) by a vote of the majority of Directors/Trustees who are not parties to this agreement or interested persons of any such party, cast in person at a meeting called for the purpose; and (ii) by a vote of the Board of Directors/Trustees of the Fund or a majority of the outstanding voting shares of the Fund.


                     10. Termination. This Agreement may be terminated upon sixty (60) days' written notice to the Investment Adviser by vote of the Fund's Board of Directors/Trustees or by vote of a majority of the Fund's outstanding voting securities. This Agreement may be terminated by the Investment Adviser on sixty (60) days' written notice to the Fund. The notice provided for herein may be waived by either party to this Agreement. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for the purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act.

                     11.  Notices.  Any notices  under this  Agreement  shall
  be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and that of the Investment Adviser shall be 67 Wall Street, New York, New York 10005. If to the Fund, an additional copy of any notice under this Agreement shall be provided to Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, attention to Carl Frischling, Esq.


                    12.   Questions   of    Interpretation.    Any   question
  of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


                    13. [For Fundamental Fixed-Income Fund and The California
  Muni Fund]. Liability of Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.


                     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.




                                              (FUND)



  Attest:                                     By:

                                                  -------------------------

  - -------------------------



                                       (CORNERSTONE  EQUITY  ADVISORS, INC.)

  Attest:
                                              By:

                                                  -------------------------
  - -------------------------

                            FUNDAMENTAL FIXED-INCOME FUND

                  FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND SPECIAL MEETING OF SHAREHOLDERS ---____________, 1999

  Please refer to the Proxy Statement for a discussion of the matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND SERIES OF FUNDAMENTAL FIXED-INCOME FUND HEREBY CONSTITUTES AND APPOINTS FPA, THE HON. ALFRED TOKER, ROBERT PARKS, CHRISTIAN DAN JENSEN, THE REV. WILLIAM M. TALIAFERRO, ROBERT BRANDT, LANCE BROFMAN, OR ANY OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF FPA.

        THIS  PROXY,  WHEN  PROPERLY EXECUTED, WILL BE VOTED  IN  THE  MANNER
  DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.

    ---Detach card at perforation and mail in postage paid envelope provided-
  --

        1. Approval of the Investment Advisory Agreement with Cornerstone Equity Advisors.

       FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|


         2. Ratification of the payment of interim advisory fees to Cornerstone Equity Advisors, Inc.

       FOR                   AGAINST                   ABSTAIN
       |_|                      |_|                       |_|


         3. Election of Board members. The following individuals seeking election as Board members solicit this Proxy. If no direction is given this Proxy will be voted in favor of the election of these individuals:

  To elect G. John Fulvio, Stephen C. Leslie, Dr. Yvonne Scruggs-Leftwich, The Hon. Alfred Toker, Robert Parks, Christian Dan Jensen, The Rev. William
  M. Taliaferro, Dr. Robert Brandt and Dr. Lance Brofman as Board members



       FOR                   AGAINST                   ABSTAIN
       |_|                    |_|                         |_|

  WITHHOLD AUTHORITY TO VOTE FOR ALL EXCEPT
            |_|                         |_|

  To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

  - --------------------

         4. Approval of the Proposal to terminate all plans formed under Rule 12b-1 of the Investment Company Act of 1940:

      FOR                   AGAINST                   ABSTAIN
        |_|                      |_|                       |_|


     5. Removal of Current Board members. FPA seeks to remove the following individuals as Board members. If no direction is given this Proxy will be voted in favor of the removal of these individuals:

  To remove James  C. Armstrong and L.  Greg Ferrone as Board members

       FOR                   AGAINST                   ABSTAIN
       |_|                      |_|                      |_|

  WITHHOLD AUTHORITY TO VOTE       FOR ALL EXCEPT
            |_|                         |_|

  To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

  - --------------------



      6. In the event the Meeting does not take place promptly, to permit the proxy holders to take all action in the name of the Shareholders or the Secretary as appropriate under applicable law to (a) cause the Meeting to take place and (b) cause the Proposals to be presented at the Meeting.

       FOR                   AGAINST                   ABSTAIN
       |_|                         |_|                       |_|

     7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

    ---Detach card at perforation and mail in postage paid envelope provided-
  --

                            FUNDAMENTAL FIXED-INCOME FUND
                  FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND
                                        PROXY

  THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.

  Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

  x____________________________

  x____________________________

  Dated:___________________, 1999

                            FUNDAMENTAL FIXED-INCOME FUND

                          HIGH-YIELD MUNICIPAL BOND SERIES
               SPECIAL MEETING OF SHAREHOLDERS -- -____________, 1999

  Please refer to the Proxy Statement for a discussion of the matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE HIGH-YIELD MUNICIPAL BOND SERIES OF FUNDAMENTAL FIXED-INCOME FUND HEREBY VOTES TO CALL A SPECIAL MEETING AND CONSTITUTES AND APPOINTS THE HON. ALFRED TOKER, ROBERT PARKS, CHRISTIAN DAN JENSEN, THE REV. WILLIAM M. TALIAFERRO, ROBERT BRANDT, LANCE BROFMAN, OR ANY OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF FPA.

    ---Detach card at perforation and mail in postage paid envelope provided-
  --

  1. Approval of the Investment Advisory Agreement with Cornerstone Equity Advisors.

       FOR                   AGAINST                   ABSTAIN
     |_|                      |_|                       |_|


    2. Ratification of the payment of interim advisory fees to Cornerstone Equity Advisors, Inc.

       FOR                   AGAINST                   ABSTAIN
     |_|                       |_|                       |_|

     3. Election of Board members. The following individuals seeking election as Board members solicit this Proxy. If no direction is given this Proxy will be voted in favor of the election of these individuals:

  To elect G. John Fulvio, Stephen C. Leslie, Dr. Yvonne Scruggs-Leftwich, The Hon. Alfred Toker, Robert Parks, Christian Dan Jensen, The Rev. William
  M. Taliaferro, Dr. Robert Brandt and Dr. Lance Brofman as Board members



       FOR                   AGAINST                   ABSTAIN
       |_|                    |_|                         |_|

  WITHHOLD AUTHORITY TO VOTE FOR ALL EXCEPT
            |_|                         |_|

  To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

  - --------------------

         4. Approval of the Proposal to terminate all plans formed under Rule 12b-1 of the Investment Company Act of 1940:

      FOR                   AGAINST                   ABSTAIN
        |_|                      |_|                       |_|


  5. Removal of Current Board members. FPA seeks to remove the following individuals as Board members. If no direction is given this Proxy will be voted in favor of the removal of these individuals:

  To remove James  C. Armstrong and L.  Greg Ferrone as Board members

       FOR                   AGAINST                   ABSTAIN
       |_|                      |_|                      |_|

  WITHHOLD AUTHORITY TO VOTE       FOR ALL EXCEPT
            |_|                         |_|

  To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

  - --------------------




        6. In the event the Meeting does not take place promptly, to permit the proxy holders to take all action in the name of the Shareholders or the Secretary as appropriate under applicable law to (a) cause the Meeting to take place and (b) cause the Proposals to be presented at the Meeting.

       FOR                   AGAINST                   ABSTAIN
       |_|                         |_|                          |_|

        7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

    ---Detach card at perforation and mail in postage paid envelope provided-
  --


             FUNDAMENTAL FIXED-INCOME FUND
            HIGH-YIELD MUNICIPAL BOND SERIES
                         PROXY

  THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.


  Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

  x____________________________

  x____________________________

  Dated:___________________, 1999

                            FUNDAMENTAL FIXED-INCOME FUND

                            TAX-FREE MONEY MARKET SERIES
               SPECIAL MEETING OF SHAREHOLDERS -- -____________, 1999

  Please refer to the Proxy Statement for a discussion of the matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE TAX-FREE MONEY MARKET SERIES OF FUNDAMENTAL FIXED-INCOME FUND HEREBY VOTES TO CALL A SPECIAL MEETING AND CONSTITUTES AND APPOINTS ALFRED TOKER, ROBERT PARKS, CHRISTIAN DAN JENSEN, THE REV. WILLIAM M. TALIAFERRO, ROBERT BRANDT, LANCE BROFMAN, OR ANY OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF FPA.

    ---Detach card at perforation and mail in postage paid envelope provided-
  --
  1. Approval of the Investment Advisory Agreement with Cornerstone Equity Advisors.

       FOR                   AGAINST                   ABSTAIN
     |_|                      |_|                       |_|

  2. Ratification of the payment of interim advisory fees to Cornerstone Equity Advisors, Inc.

       FOR                   AGAINST                   ABSTAIN
       |_|                      |_|                       |_|

     3. Election of Board members. The following individuals seeking election as Board members solicit this Proxy. If no direction is given this Proxy will be voted in favor of the election of these individuals:

  To elect G. John Fulvio, Stephen C. Leslie, Dr. Yvonne Scruggs-Leftwich, The Hon. Alfred Toker, Robert Parks, Christian Dan Jensen, The Rev. William
  M. Taliaferro, Dr. Robert Brandt and Dr. Lance Brofman as Board members



       FOR                   AGAINST                   ABSTAIN
       |_|                    |_|                         |_|

  WITHHOLD AUTHORITY TO VOTE FOR ALL EXCEPT
            |_|                         |_|

  To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

  - --------------------

         4. Approval of the Proposal to terminate all plans formed under Rule 12b-1 of the Investment Company Act of 1940:

      FOR                   AGAINST                   ABSTAIN
        |_|                      |_|                       |_|


     5. Removal of Current Board members. FPA seeks to remove the following individuals as Board members. If no direction is given this Proxy will be voted in favor of the removal of these individuals:

  To remove James  C. Armstrong and L.  Greg Ferrone as Board members

       FOR                   AGAINST                   ABSTAIN
       |_|                      |_|                      |_|

  WITHHOLD AUTHORITY TO VOTE       FOR ALL EXCEPT
            |_|                         |_|

  To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

  - --------------------




  6. In the event the Meeting does not take place promptly, to permit the proxy holders to take all action in the name of the Shareholders or the Secretary as appropriate under applicable law to (a) cause the Meeting to take place and (b) cause the Proposals to be presented at the Meeting.

       FOR                   AGAINST                   ABSTAIN
       |_|                       |_|                       |_|

        7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

    ---Detach card at perforation and mail in postage paid envelope provided-
  --

                       FUNDAMENTAL FIXED-INCOME FUND
                        TAX-FREE MONEY MARKET SERIES
                                    PROXY

  THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.

  Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

  x____________________________

  x____________________________

  Dated:___________________, 1999

                              THE CALIFORNIA MUNI FUND
                SPECIAL MEETING OF SHAREHOLDERS ---____________, 1999

  Please refer to the Proxy Statement for a discussion of the matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE
  CALIFORNIA MUNI FUND HEREBY VOTES TO CALL A SPECIAL MEETING AND CONSTITUTES AND APPOINTS ALFRED TOKER, ROBERT PARKS, CHRISTIAN DAN JENSEN, THE REV. WILLIAM M. TALIAFERRO, ROBERT BRANDT, LANCE BROFMAN, OR ANY OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF FPA.

    ---Detach card at perforation and mail in postage paid envelope provided-
  --
  1. Approval of the Investment Advisory Agreement with Cornerstone Equity Advisors.

       FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

  2. Ratification of the payment of interim advisory fees to Cornerstone Equity Advisors, Inc.

       FOR                   AGAINST                   ABSTAIN
       |_|                     |_|                       |_|

     3. Election of Board members. The following individuals seeking election as Board members solicit this Proxy. If no direction is given this Proxy will be voted in favor of the election of these individuals:

  To elect G. John Fulvio, Stephen C. Leslie, Dr. Yvonne Scruggs-Leftwich, The Hon. Alfred Toker, Robert Parks, Christian Dan Jensen, The Rev. William
  M. Taliaferro, Dr. Robert Brandt and Dr. Lance Brofman as Board members



       FOR                   AGAINST                   ABSTAIN
       |_|                    |_|                         |_|

  WITHHOLD AUTHORITY TO VOTE FOR ALL EXCEPT
            |_|                         |_|

  To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

  - --------------------

         4. Approval of the Proposal to terminate all plans formed under Rule 12b-1 of the Investment Company Act of 1940:

      FOR                   AGAINST                   ABSTAIN
        |_|                      |_|                       |_|


     5. Removal of Current Board members. FPA seeks to remove the following individuals as Board members. If no direction is given this Proxy will be voted in favor of the removal of these individuals:

  To remove James  C. Armstrong and L.  Greg Ferrone as Board members

       FOR                   AGAINST                   ABSTAIN
       |_|                      |_|                      |_|

  WITHHOLD AUTHORITY TO VOTE       FOR ALL EXCEPT
            |_|                         |_|

  To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

  - --------------------



        6. In the event the Meeting does not take place promptly, to permit the proxy holders to take all action in the name of the Shareholders or the Secretary as appropriate under applicable law to (a) cause the Meeting to take place and (b) cause the Proposals to be presented at the Meeting.

       FOR                   AGAINST                   ABSTAIN
       |_|               |_|                       |_|

        7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

    ---Detach card at perforation and mail in postage paid envelope provided-
  --


            THE CALIFORNIA MUNI FUND
                       PROXY

  THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.

  Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

  x____________________________

  x____________________________

  Dated:___________________, 1999

                               FUNDAMENTAL FUNDS, INC.

                                 NEW YORK MUNI FUND
                SPECIAL MEETING OF SHAREHOLDERS ---____________, 1999

  Please refer to the Proxy Statement for a discussion of the matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE
  FUNDAMENTAL NEW YORK MUNI FUND HEREBY VOTES TO CALL A SPECIAL MEETING AND CONSTITUTES AND APPOINTS ALFRED TOKER, ROBERT PARKS, CHRISTIAN DAN JENSEN, THE REV. WILLIAM M. TALIAFERRO, ROBERT BRANDT, LANCE BROFMAN, OR ANY OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS
  DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES . To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF FPA.

    ---Detach card at perforation and mail in postage paid envelope provided-
  --
  1. Approval of the Investment Advisory Agreement with Cornerstone Equity Advisors.

       FOR                   AGAINST                   ABSTAIN
      |_|                     |_|                       |_|

  2. Ratification of the payment of interim advisory fees to Cornerstone Equity Advisors, Inc.

       FOR                   AGAINST                   ABSTAIN
       |_|                      |_|                      |_|




     3. Election of Board members. The following individuals seeking election as Board members solicit this Proxy. If no direction is given this Proxy will be voted in favor of the election of these individuals:

  To elect G. John Fulvio, Stephen C. Leslie, Dr. Yvonne Scruggs-Leftwich, The Hon. Alfred Toker, Robert Parks, Christian Dan Jensen, The Rev. William
  M. Taliaferro, Dr. Robert Brandt and Dr. Lance Brofman as Board members



       FOR                   AGAINST                   ABSTAIN
       |_|                    |_|                         |_|

  WITHHOLD AUTHORITY TO VOTE FOR ALL EXCEPT
            |_|                         |_|

  To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

  - --------------------

         4. Approval of the Proposal to terminate all plans formed under Rule 12b-1 of the Investment Company Act of 1940:

      FOR                   AGAINST                   ABSTAIN
        |_|                      |_|                       |_|


     5. Removal of Current Board members. FPA seeks to remove the following individuals as Board members. If no direction is given this Proxy will be voted in favor of the removal of these individuals:

  To remove James  C. Armstrong and L.  Greg Ferrone as Board members

       FOR                   AGAINST                   ABSTAIN
       |_|                      |_|                      |_|

  WITHHOLD AUTHORITY TO VOTE       FOR ALL EXCEPT
            |_|                         |_|

  To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

  - --------------------


     6. Approval of the Proposal to Amend the Articles of Incorporation to allow a vote of a majority of voting shares to remove and replace directors:

       FOR                   AGAINST                   ABSTAIN
       |_|                   |_|                       |_|



     7. To approve a 10 for 1 reverse stock split for the New York Muni Fund.


         FOR                   AGAINST                   ABSTAIN
         |_|                        |_|                       |_|


     8. In the event the Meeting does not take place promptly, to permit the proxy holders to take all action in the name of the Shareholders or the Secretary as appropriate under applicable law to (a) cause the Meeting to take place and (b) cause the Proposals to be presented at the Meeting.


     FOR                   AGAINST                   ABSTAIN
       |_|                   |_|                       |_|



        9. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

    ---Detach card at perforation and mail in postage paid envelope provided-
  --

                               FUNDAMENTAL FUNDS, INC.
                                 NEW YORK MUNI FUND
                                        PROXY

  THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6, 7 AND 9.

  Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

  x____________________________

  x____________________________

  Dated:___________________, 1999